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EXHIBIT 10.2

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

by and among

PAR PHARMACEUTICAL, INC.,

CLAN LABORATORIES PVT. LTD.,

MUTHASAMY SHANMUGAM,

JAGANATHAN JAYASEELAN,

SEEMA SURESH,

THERTHA INVESTMENT & PORTFOLIO SERVICES PRIVATE LIMITED,

EDICT PHARMACEUTICALS PRIVATE LIMITED

and

JAGANATHAN JAYASEELAN, as Sellers’ Representative

Dated:  May 17, 2011

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TABLE OF CONTENTS

Page

1.

DEFINITIONS AND RULES OF CONSTRUCTION

2

1.1

Definitions

2

1.2

Rules of Construction.

2

1.3

Disclosure Schedules.

3

2.

TERMS OF ACQUISITION.

3

2.1

Share Purchase.

3

2.2

Purchase Price; Payment of Purchase Price.

3

2.3

Adjustments to Purchase Price.

4

2.4

Payoff Amount Payments

5

2.5

Payment of Funds

5

2.6

.

Closing.

5

2.7

Withholding.

7

3.

REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY.

7

3.1

Organization; Good Standing; Power

7

3.2

Capitalization; Options; Seller Rights

8

3.3

Due Authorization; Validity; No Conflicts

8

3.4

Interests in Other Entities.

9

3.5

Governmental Authorizations; Third-Party Consents.

9

3.6

Financial Statements.

9

3.7

Absence of Certain Changes.

10

3.8

Contracts.

12

3.9

Certain Business Matters.

14

3.10

Tax Matters.

14

3.11

Litigation.

16

3.12

Compliance with Applicable Laws.

16

3.13

Environmental Matters.

16

3.14

Permits.

17

3.15

Title to Properties; Real Property.

17

3.16

Fixed Assets

18

3.17

Intellectual Property.

19

3.18

Regulatory Matters.

20

3.19

Insurance.

21

3.20

Bank Accounts; Credit Cards; Corporate Accounts; and Powers of Attorney.

22

3.21

Employee Arrangements.

22

3.22

Employees.

23

3.23

Absence of Certain Business Practices.

26

i

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3.24

Affiliated Transactions.

26

3.25

Import and Export Controls.

26

3.26

Prior Transactions

27

3.27

Brokers.

27

3.28

Disclosure.

27

3.29

Disclaimer of Other Representations and Warranties

27

4.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

27

4.1

Organization; Good Standing; Power

27

4.2

Due Authorization; Validity; No Conflicts

28

4.3

Stock Ownership.

28

4.4

Governmental Authorizations; Third-Party Consents

29

4.5

No Competing Interests.

29

4.6

Adequate Consideration; No Tax Proceeding

29

4.7

Brokers

29

5.

REPRESENTATIONS AND WARRANTIES OF THE BUYER.

29

5.1

Organization and Power.

29

5.2

Due Authorization; Validity; No Conflicts.

29

5.3

Financing

30

5.4

Brokers

30

6.

COVENANTS.

30

6.1

Investigation by the Buyer.

30

6.2

Carry on in Ordinary Course.

31

6.3

Exclusive Dealings.

33

6.4

Reasonable Best Efforts

33

6.5

Supplemental Disclosure.

33

6.6

Compounding Actions

34

6.7

Tax Certificates

34

6.8

Licenses and Certifications

34

6.9

Corporate Compliance

34

6.10

Company Preference Shares

35

6.11

Records

35

6.12

Maintenance of Insurance

35

6.13

Resignations; Powers of Attorney

35

6.14

Payoff of Company Indebtedness

35

6.15

Termination of Guaranty

36

6.16

Public Announcements

36

6.17

Sellers’ Further Assurances

36

6.18

Buyer’s Further Assurances

36

7.

CERTAIN TAX MATTERS

36

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7.1

Tax Indemnification

36

7.2

Straddle Period

37

7.3

Tax Periods Ending on or before the Closing Date

37

7.4

Cooperation on Tax Matters.

37

7.5

Certain Taxes

38

7.6

Treatment of Indemnity Payments

38

8.

CONDITIONS TO CLOSING.

38

8.1

Conditions to the Buyer’s Obligation to Close

38

8.2

Conditions to the Sellers’ Obligations to Close

41

9.

TERMINATION

42

9.1

Termination

42

9.2

Effects of Termination

43

10.

SURVIVAL; INDEMNIFICATION.

43

10.1

Survival of Representations, Warranties and Covenants

43

10.2

Indemnification by the Sellers.

43

10.3

Indemnification by the Buyer

44

10.4

Procedures for Indemnification; Defense

44

10.5

Limitations on Indemnification.

46

10.6

Indemnification in Case of Strict liability or Indemnitee Negligence

47

10.7

Right to Offset

47

10.8

Exclusive Remedy

47

11.

NON-COMPETITION; CONFIDENTIALITY.

47

11.1

Non-Competition

47

11.2

Non-Solicitation.

48

11.3

Non-Disruption.

48

11.4

Confidentiality.

48

11.5

Remedies upon Breach.

49

12.

MISCELLANEOUS PROVISIONS.

49

12.1

Execution in Counterparts.

49

12.2

Notices.

49

12.3

Amendments; Waivers.

51

12.4

Entire Agreement.

51

12.5

Fees and Disbursements.

51

12.6

Assignment.

51

12.7

Binding Effect; Benefits.

51

12.8

Severability

52

12.9

Appointment and Duties of Sellers’ Representative.

52

iii

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12.10

Governing Law; Arbitration.

52

12.11

Appointment for Service of Process

54

ANNEXES

Annex A – Definitions

EXHIBITS

Exhibit A – Form of Consulting Agreement

Exhibit B – Form of Employment Agreement

Exhibit C – Form of Seller Release

Schedules

Schedule 2.2	Requested ANDAs
Schedule 2.3(c)	Pre-Approved Purchases of Materials and Capital Assets
Schedule 2.5	Allocation among Sellers
Schedule 3.1	Organization; Good Standing; Power
Schedule 3.2(a)	Capitalization
Schedule 3.2(b)	Prior Offerings and Issuances
Schedule 3.2(c)	Outstanding Options, Warrants, Rights, Calls, Commitments, etc.
Schedule 3.2(d)	Preemptive Rights, Rights of First Refusal, Stock Option Grants, etc.
Schedule 3.3	Due Authorization; Validity; No Conflicts
Schedule 3.5	Company’s Governmental Authorizations; Third-Party Consents
Schedule 3.6(a)	Company Financial Statements
Schedule 3.6(b)	Accruals for Taxes and Liabilities
Schedule 3.6(d)	Undisclosed Liabilities
Schedule 3.6(e)(i)	Company Indebtedness
Schedule 3.6(e)(ii)	Loans and Advances
Schedule 3.7(b)	Absence of Changes – Liabilities
Schedule 3.7(c)	Absence of Changes – Repayment of Company Indebtedness
Schedule 3.7(d)	Absence of Changes – Discharge of Liabilities
Schedule 3.7(e)	Absence of Changes – Liens
Schedule 3.7(j)	Absence of Changes – Capital Expenditures
Schedule 3.7(m)	Absence of Changes – Loans to Employees
Schedule 3.7(o)	Absence of Changes – Insurance Policies
Schedule 3.8(a)	Material Contracts
Schedule 3.8(b)	Discounts, Allowances, etc.
Schedule 3.9(a)	Sole-Source Suppliers of Goods or Services
Schedule 3.9(c)	Non-Compete and Exclusive Dealing Agreements
Schedule 3.9(d)	Notices from Material Suppliers
Schedule 3.10(k)	Tax Matters
Schedule 3.11	Litigation
Schedule 3.12	Compliance with Applicable Laws
Schedule 3.13	iv Environmental Matters
Schedule 3.14	Permits
Schedule 3.15(a)	Sufficiency and Title to Properties
Schedule 3.15(b)	Owned Real Property
Schedule 3.16	Equipment
Schedule 3.17(a)	Infringement Claims
Schedule 3.17(c)	Notice of Infringement Claims
Schedule 3.17(d)	Domain Names
Schedule 3.18	Products
Schedule 3.19	Insurance
Schedule 3.20(a)	Bank Accounts
Schedule 3.20(b)	Credit Card Accounts
Schedule 3.20(c)	Other Corporate Accounts
Schedule 3.20(d)	Powers of Attorney
Schedule 3.21(a)	Benefit Plans
Schedule 3.21(b)	Claims Against Benefit Plans, etc.
Schedule 3.21(c)	Obligations to Provide Benefits to Former Employees, etc.
Schedule 3.21(d)	Self-Funded and Self-Insured Benefit Plans
Schedule 3.21(g)	Restrictions on Right to Amend, Terminate or Assign Benefit Plans
Schedule 3.21(h)	Agreements with Employees, Directors or Agents; Future Benefit Plans
Schedule 3.22(a)	Employee Information
Schedule 3.24	Affiliated Transactions
Schedule 3.26	Prior Transactions
Schedule 4.3	Stock Ownership
Schedule 4.4	Sellers’ Governmental Authorizations; Third-Party Consents
Schedule 4.5	Shared Assets
Schedule 6.2	Post-Signing Conduct of Business
Schedule 11.2	Non-Solicitation

v

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SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is made this 17th day of May 2011, by and among Par Pharmaceutical, Inc., a Delaware corporation (the “Buyer”), Edict Pharmaceuticals Private Limited, a company incorporated under the laws of India, having its registered office at 1/58, Pudupakkam Main Road, Pudupakkam, Kelambakkam – 603 103, Chennai, Tamilnadu, India (the “Company”), Clan Laboratories Private Limited, a company incorporated under the laws of India, having its registered office at 1/58, Pudupakkam Main Road, Pudupakkam, Kelambakkam – 603 103, Chennai, Tamilnadu, India (“Clan Laboratories”), Muthusamy Shanmugam, an individual residing at 9 Revere Road, Monmouth Junction, New Jersey 08852 (“M. Shanmugam”), Jaganathan Jayaseelan, an individual residing at **** (“J. Jayaseelan”, and together with Clan Laboratories and M. Shanmugam, the “Major Sellers” and each, a “Major Seller”), Seema Suresh, an individual residing at **** holding **** (“S. Suresh”), Thertha Investment & Portfolio Services Private Limited, a company incorporated under the laws of India, having its registered office at Flat No. 1, Prasanna Enclave, No. 30, Bharathi Avenue, 2nd Street, Kotturpuram, Chennai – 600085, Tamil Nadu, India (“TIPS,” collectively with Clan Laboratories,  J. Jayaseelan, M. Shanmugam and S. Suresh, the “Sellers,” and each individually, a “Seller”), and Jaganathan Jayaseelan, solely in his capacity as Sellers’ Representative.

W I T N E S S E T H:

WHEREAS, the Company is principally engaged in the business of researching, developing and manufacturing pharmaceutical products for pharmaceutical companies (the “Business”);

WHEREAS, the Sellers are, in the aggregate, the record and beneficial owners of 58,762 fully paid up equity shares (exclusive of equity shares to be issued prior to closing upon conversion of the preference shares and 1,152 equity shares to be issued to S. Suresh in respect of share application money), Rs. 100 per share, of the Company (the “Company Common Shares”) and 79,330 5% cumulative convertible preference shares, Rs. 100 per share, of the Company (the “Company Preference Shares”, and together with Company Common Shares, (“Company Stock”), which shares represent all of the issued and outstanding share capital of the Company;

WHEREAS, prior to the Closing, each of S. Suresh and TIPS (the “Preference Shareholders”)  shall convert all the Company Preference Shares that she or it holds into 3,153 Company Common Shares; and

WHEREAS, the Sellers desire to sell all their shares of Company Common Shares to the Buyer, and the Buyer desires to purchase all of the outstanding Company Common Shares from the Sellers, in the manner and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:

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1.

DEFINITIONS AND RULES OF CONSTRUCTION

1.1

Definitions

.  Capitalized terms used in this agreement have the meanings set forth in Annex A.

1.2

Rules of Construction.

(a)

When the context in which words are used in this Agreement indicates that such is the intent, words used in the singular shall have a comparable meaning when used in the plural, and vice versa; pronouns stated in the masculine, feminine or neuter shall include each other gender.

(b)

The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

(c)

The term “including” is not limiting and means “including, without limitation.”

(d)

Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are disclosed to the Buyer, (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation, except that for purposes of determining the accuracy of any representation and warranty, such reference shall only be to such statute or regulation as in effect on the date the representation and warranty was made and (iii) references to “Sections,” “Schedules” or “Exhibits” are to sections, schedules or exhibits, as applicable, of this Agreement.

(e)

Unless otherwise expressly provided herein, “dollars” or “$” means the currency of the U.S. that, as at the time of payment, is legal tender for the payment of public and private debts.  Unless otherwise expressly provided herein, “rupees” or “Rs.” means the currency of India that, as at the time of payment, is legal tender for the payment of public and private debts.  Any calculation of Rs. hereunder requiring a conversion from $, or vice versa, shall be calculated using the applicable exchange rate published in The Wall Street Journal for the close of the business day immediately preceding the date of such calculation, which exchange rate is quoted at 4:00 p.m. Eastern Time by Reuters. Where the context requires, amounts expressed in dollars shall be interpreted to mean the rupee equivalent of such amount.

(f)

This Agreement is between financially sophisticated and knowledgeable parties and is entered into by such parties in reliance upon the economic and legal bargains contained herein, the language used in this Agreement has been negotiated by the parties and their representatives and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or caused the preparation of, this Agreement or the relative bargaining power of the parties.

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1.3

Disclosure Schedules.

  The schedules referred to herein and delivered pursuant to and attached to this Agreement (collectively, “Disclosure Schedules”) are integral parts of this Agreement.  Nothing in a Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail, including by explicit cross-reference to another Disclosure Schedule to this Agreement.  Without limiting the generality of the foregoing, the mere listing, or inclusion of a copy, of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein, unless the representation or warranty is being made as to the existence of the document or other item itself.  The Company and the Major Sellers are responsible for preparing and arranging the Disclosure Schedules corresponding to the lettered and numbered sections of Section 3, and each Seller is responsible for preparing and arranging the information in respect of such Seller on the Disclosure Schedules corresponding to the lettered and numbered sections of Section 4.

2.

TERMS OF ACQUISITION.

2.1

Share Purchase.

  Subject to the terms and conditions of this Agreement, on the Closing Date, each Seller shall sell, transfer, convey and deliver to the Buyer, free and clear of any Liens (other than restrictions of general applicability under applicable securities Laws or ownership Laws of India, including in respect of foreign ownership) and the Buyer shall purchase, acquire and accept from each Seller, all right, title and interest of such Seller, legal and equitable, beneficial and of record, in and to the number of shares of the Company Common Shares as of the Closing Date set forth opposite each Seller’s name on Schedule 3.2(a), which shares shall represent all of the issued and outstanding share capital of the Company.

2.2

Purchase Price; Payment of Purchase Price.

(a)

Purchase Price.  In accordance with Sections 2.2(b) and 2.2(c) and in respect of payments to be made under Section 2.2 subject to satisfaction of applicable conditions in Section 2.2(c), as full consideration for all of the Company Common Shares, the Buyer shall pay an amount equal to Thirty-Two Million Five Hundred Thousand and One Dollars ($32,500,001) (collectively, the “Purchase Price”).

(b)

Payments at Closing.  Twenty Million Five Hundred Thousand Dollars ($20,500,000) subject to Sections 2.3 and 12.5 (the “Closing Consideration”), will be paid by the Buyer to the Sellers at Closing.

(c)

Additional Payments.  In addition to the Closing Consideration, the Buyer shall pay up to a maximum of $12,000,001 as the balance of consideration for the Company Common Shares, payable as, and subject to the satisfaction of the conditions and the achievements, set forth below:

(i)

If the FDA’s inspection of the Facility is successful as indicated by (A) a No Action Indicated Finding or a completed inspection without the issuance of a FDA Form 483, (B) an acknowledgement letter from the FDA stating that the Company’s

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response to any Form 483 issued in connection with such inspection is acceptable to the FDA, or (C) a Voluntary Action Indicated classification with recommendation for approval of any and all ANDA filings which were subject of the inspection, then Buyer shall pay **** to the Sellers within five (5) business days after any of the criteria set forth subsections (A) through (C) above is satisfied, and **** upon the later of (1) five (5) business days after any of the criteria set forth in subsections (A) through (C) above is satisfied and (2) **** after the Closing Date.

(ii)

For each of the products listed in Sections (a)-(c) of Schedule 2.2, the Buyer shall pay **** to the Sellers if a complete ANDA is accepted for filing by the FDA on or before the first anniversary of the Closing Date, which amount shall be payable within five (5) business days after the applicable ANDA has been accepted for filing by the FDA.

(iii)

If complete ANDAs for all of the products listed in Sections (a)-(d) of Schedule 2.2 and a fifth product to be agreed upon by the Buyer and the Sellers Representative in writing (collectively, the “Requested ANDAs,” and each individually, a “Requested ANDA”) are accepted for filing by the FDA on or before the first anniversary of the Closing Date (or, if the Buyer and the Sellers’ Representative have not agreed on the fifth product by the Closing Date, the first anniversary of the date on which the identification of the fifth product is agreed), the Buyer shall pay **** to the Sellers within five (5) business days after all of the Requested ANDAs have been accepted for filing.

2.3

Adjustments to Purchase Price.

(a)

In the event that the aggregate amount of the Company Indebtedness (excluding (i) the loans made by Clan Laboratories to the Company after April 1, 2011 solely to fund the operating expenses of the Company (the “Opex Loans”) and (ii) any Indebtedness incurred by the Company after the date hereof, with the prior written consent of the Buyer, to purchase the materials and capital assets necessary for the Company to develop products under the Supply Agreement (the “Capex Loans”)), as set forth in the applicable Payoff Letters, exceeds the rupee equivalent of $4,300,000 on the Closing Date, then the Closing Consideration shall be reduced by the amount that the Company Indebtedness (excluding the Opex Loans and Capex Loans) exceeds $4,300,000.

(b)

In the event that the aggregate amount of the Opex Loans (including all interest and fees thereon) on the Closing Date, as set forth in the applicable Payoff Letter, exceeds the rupee equivalent of the product of (i) $177,000 multiplied by (ii) the number of calendar months that expire between April 1, 2011 and the Closing Date, prorated for any partial month (the “Approved Opex Loan Amount”), then the Closing Consideration shall be reduced by the amount that the Opex Loans exceed the Approved Opex Loan Amount.

(c)

In the event that the aggregate amount of the Capex Loans (including all interest and fees thereon) on the Closing Date, as set forth in the applicable Payoff Letter, exceeds the rupee equivalent of the sum of (i) $800,000 (for a portion of the capital and material expenditures set forth on Schedule 2.3(c)) plus (ii) any additional amount approved in writing by Buyer after the date hereof in respect of the purchase of materials or capital assets (the

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“Approved Capex Loan Amount”), then the Closing Consideration shall be reduced by the amount that the Capex Loans exceed the Approved Capex Loan Amount.

2.4

Payoff Amount Payments

. In addition to the Purchase Price, the Buyer shall, contemporaneously with the Closing, pay an advance to the Company equivalent to the Final Payoff Amount and the Company shall use such funds to pay the Final Payoff Amount to each of the Company Creditors (including the Opex Loan and Capex Loan creditors) on the Closing Date as specified in the Payoff Letters.  Subject to compliance with applicable Law, as consideration towards the advance paid by the Buyer to the Company, the Company shall, within a period of 180 days from the Closing Date, issue Company Common Shares to the Buyer at a valuation equivalent to the purchase price per Company Common Share payable pursuant to this Agreement.

2.5

Payment of Funds

.  All payments due to the Sellers pursuant to this Section 2 shall be allocated among the Sellers as set forth on Schedule 2.5 and shall be paid by wire transfer of immediately available funds to accounts designated in writing by the Sellers at least five (5) Business Days prior to each scheduled date of payment.  Payments to M. Shanmugam shall be made in U.S. Dollars.  Payments to all other Sellers shall be made to Sellers’ accounts, which shall all be at no more than two banks in India, in U.S. Dollars and converted into Rupees by such bank.

2.6

Closing.

(a)

Closing Date.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company at 10:00 a.m. IST on the second (2nd) business day after all conditions precedent set forth in Sections 8.1 and 8.2 shall have been satisfied or waived (other than those conditions precedent that by their nature are to be satisfied at Closing).  The date on which the Closing occurs is referred to herein as the “Closing Date”.

(b)

The Buyer’s Closing Deliveries.  Subject to the terms and conditions of this Agreement, at the Closing, the Buyer shall duly execute (to the extent a party thereto) and deliver those documents and make the other deliveries required to be made by the Buyer pursuant to Section 8.2.

(c)

The Seller’s Deliveries.  Subject to the terms and conditions of this Agreement, at the Closing, the Sellers shall duly execute (to the extent a party thereto) and deliver those documents and make the other deliveries required to be made by the Sellers and the Company pursuant to Section 8.1.

(d)

Closing Actions.  On the Closing Date, upon satisfaction or waiver of the conditions to Closing set forth in Sections 8.1 and 8.2, the following shall occur:

(i)

The Buyer shall pay the Closing Consideration to the Sellers by wire transfer of immediately available funds and, subject to receipt of the Closing Consideration, the Sellers shall deliver to the Buyer, duly signed and executed share transfer forms for transfer of the Company Common Shares to the Buyer as well as the original share

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certificates duly endorsed pertaining to all of the Company Common Shares, free and clear of all Liens, other than restrictions of general applicability under applicable securities Laws or ownership Laws of India, including in respect of foreign ownership.

(ii)

The Sellers, the Company and the Buyer shall complete and deliver necessary forms and documents in respect of the Company Common Shares including Form FC-TRS, consent letters, undertakings and other documents required to be submitted pursuant to the Form FC-TRS, file the aforementioned documents with the concerned authorized dealer and the Company shall procure the requisite endorsement on the Form FC-TRS pursuant to applicable Law. Thereafter, a complete set of the Form FC-TRS, duly endorsed, shall be handed over to the Board of Directors of the Company (the “Board of Directors”) for its necessary action pursuant to clause (iii) below.

(iii)

The Company shall cause a meeting of the Board of Directors at which the Board of Directors shall take note of, approve and register the transfer of the Company Common Shares from the Sellers to the Buyer and authorize relevant persons for carrying out relevant notings/changes in all the corporate records of the Company, including the register of members to reflect the Buyer as the legal and beneficial owner of the Company Common Shares.

(iv)

The Sellers shall deliver or ensure the delivery of the following documents to the Buyer:

A.

duly stamped equity share certificates endorsed in favor of the Buyer in respect of the Company Common Shares;

B.

a certified extract of the register of members of the Company evidencing the inclusion of the name of the Buyer in the register of members as the owner of the Company Common Shares;

C.

(1) certified true copies of resolutions of the Board of Directors, approving, on and from the Closing Date, the transfer of the Company Common Shares contemplated hereunder; and (2) resolutions of the Board of Directors approving, effective on and from the Closing Date, the appointment of the directors appointed by the Buyer and acceptance of the resignation and discharge of the directors nominated by the Sellers;

D.

certified true copies of resolutions of the Board of Directors approving, on and from the Closing Date, revocation of any power of attorney or authority given by the Sellers or the Company to the directors appointed by the Sellers or to any other person to act on behalf of the Company, if any; and

E.

resignation letters of directors nominated by the Sellers as directors of the Company, effective as of Closing Date.

(v)

The Board of Directors shall be re-constituted and nominees of the Buyer shall be appointed as directors on the Board of Directors.

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2.7

Withholding.

(a)

Notwithstanding any other provision of this Agreement, and for the avoidance of doubt, (i) each payment made pursuant to this Agreement shall be made net of any Taxes required by applicable Law to be deducted or withheld from such payment and (ii) any amounts deducted or withheld from any such payment shall be remitted to the applicable Governmental Authority and shall be treated for all purposes of this Agreement as having been paid.  The party making any such deduction or withholding shall furnish to the other party official receipts (or copies thereof) evidencing the payment of any such Taxes.  If the Buyer or any of the Sellers become aware that any amount is required to be so deducted or withheld, such party shall promptly provide notice to the other parties hereto.

(b)

With regard to the Taxes deductible by Buyer in connection with the consideration payable to M. Shanmugam hereunder, Buyer shall deduct and withhold an amount from the gross consideration payable to M. Shanmugam for his Company Common Shares equal to the product of the gross consideration payable to M. Shanmugam for his Company Common Shares and the **** from the disposition of stock or securities, and any amounts deducted or withheld from any such payment shall be remitted to the applicable Governmental Authority and shall be treated for all purposes of this Agreement as having been paid by the Buyer.

3.

REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY.

  The Company and the Major Sellers hereby, jointly and severally, represent and warrant to the Buyer, as of the date hereof and as of the Closing Date, as follows:

3.1

Organization; Good Standing; Power

. The Company is a company duly organized and validly existing under the Laws of India and has all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on the Business as presently conducted.  Except as set forth on Schedule 3.1, there are no other jurisdictions in which the character and location of the properties owned or leased by the Company or the conduct of the Company’s business require that the Company be duly qualified to transact business as a foreign corporation in such jurisdiction, except where the failure to be so qualified would not individually or in the aggregate reasonably be likely to have a Material Adverse Effect.  The Company’s Memorandum of Association and Articles of Association have been filed with the relevant Registrar of Companies and all resolutions or agreements required by the Act or other applicable Law to be attached to or incorporated in the Company’s Memorandum of Association and Articles of Association have been so attached and incorporated.  The statutory books and registers of the Company have been properly kept and maintained in all material respects and neither the Company nor the Major Sellers has received any notice, or expects to receive any notice, that the statutory books or records are incorrect.  Except as set forth on Schedule 3.1, all returns, particulars, resolutions and other documents which the Company is required by applicable Law to file with or deliver to the Registrar of Companies or any other Governmental Authority have been correctly prepared and duly filed or delivered.  The minute books of the Company contain true and complete records of all meetings and other material actions of Board of Directors and the shareholders of the Company, including actions by vote or written consent of the Board of Directors and the shareholders of the Company.

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3.2

Capitalization; Options; Seller Rights

. The authorized share capital of the Company consists solely of (a) 65,000 shares of the Company Common Shares, 58,762 of which shares are issued and outstanding as of the date hereof and 63,067 of which will be issued and outstanding on the Closing Date after conversion of the Company Preference Shares in accordance with Section 6.10 and (b) 80,000 shares of Company Preference Shares, 79,330 of which shares are issued and outstanding as of the date hereof and none of which shall be issued and outstanding as of the Closing Date, after conversion of the Company Preference Shares in accordance with Section 6.10.  No shares of the share capital of the Company are held as treasury stock.  All issued and outstanding shares of Company Stock are owned, of record, solely by the Sellers.  The number and class of shares of Company Stock so owned by each of the Sellers as of the date hereof and as of the Closing Date is as set forth on Schedule 3.2(a).  Except as set forth on Schedule 3.2(b), all shares of Company Stock have been duly authorized and validly issued and are fully paid and non-assessable.  Except as set forth on Schedule 3.2(b), all prior offerings, issuances and transfers of Company share capital have been made in accordance with applicable securities Laws, the Act, other applicable Laws, the Company Organizational Documents and Contracts to which the Company is a party or otherwise bound.  Except as set forth on Schedule 3.2(c), there are, and on the Closing Date there will be, no outstanding obligations, options, warrants, rights, calls, commitments, conversion rights, plans or other agreements of any character to which the Company is a party or by which it is otherwise bound that provide for the repurchase or issuance by the Company of any shares of its share capital or permit any Person to share or participate in any of the profits, revenues or sales of the Company.  Except as set forth on Schedule 3.2(d), there are no preemptive rights, rights of first refusal or first offer, stock option grant or exercise rights, voting or veto rights, change of control or similar rights, anti-dilution protections or other rights that any shareholder, officer, employee or director of the Company or any other Person is (or would be) entitled to invoke as a result of the transactions contemplated by this Agreement or otherwise.

3.3

Due Authorization; Validity; No Conflicts

.  Except as set forth on Schedule 3.3, the execution and delivery by the Company of this Agreement and each of the Ancillary Agreements to which it shall become a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Company has all necessary corporate power with respect thereto.  This Agreement and each of the Ancillary Agreements to which it shall become a party has been (or will be) duly executed and delivered by the Company and are, or will be when duly executed by the Company (assuming the due execution by the other parties hereto or thereto), valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or similar Laws.  Except as set forth on Schedule 3.3, assuming all of the Consents are obtained, made or filed, neither the execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it shall become a party, nor the consummation of the transactions contemplated hereby or thereby, nor the performance by the Company of its obligations hereunder or thereunder, shall (or, with the giving of notice or the lapse of time or both, would) (a) conflict with or violate any provision of the Company Organizational Documents; (b) (i) give rise to a material conflict, breach or default, or any right of termination, cancellation or

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acceleration of remedies or rights, (ii) give any Person any right to purchase or sell assets or securities from or to the Company or to exercise any remedy or modify any obligation or (iii) otherwise result in a loss of benefits to the Company under the provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which it or its properties or assets is otherwise bound; (c) violate in any material respect any Law applicable to the Company or any of its properties or assets; (d) result in the creation or imposition of any Lien on any of the properties or assets of the Company (other than Permitted Liens); or (e) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give rise to any right to revoke, suspend, terminate or modify, any Permit.

3.4

Interests in Other Entities.

  The Company does not, (a) have any Subsidiaries or (b) directly or indirectly (i) own, of record or beneficially, any shares of voting stock or any other equity securities of any Person, (ii) have any other ownership or equity or debt interest, of record or beneficially, in any Person, or (iii) have any obligation or right, fixed or contingent, to purchase or subscribe for any interest in, advance or loan monies to, or in any way make an investment in, any Person or to share any profits or capital investments in any other Person.

3.5

Governmental Authorizations; Third-Party Consents.

  Except as set forth in Schedule 3.5, no Consents are required to be obtained by the Company.

3.6

Financial Statements.

(a)

Attached as Schedule 3.6(a) are true and complete copies of the Company’s (i) audited balance sheets as of March 31, 2009 and March 31, 2010 and the related audited profit and loss accounts for the fiscal years then ended and (ii) unaudited balance sheet as of February 28, 2011 (the “Interim Balance Sheet”) and the related unaudited statements profit and loss account for the eleven-month period then ended (collectively, the financial statements referenced in clauses (i) and (ii) are referred to herein as the “Company Financial Statements”).  The Company Financial Statements, including any notes thereto, were prepared in accordance with GAAP (except for the absence of notes in the unaudited financial statements), applied on a consistent basis throughout the periods involved. The Company Financial Statements fairly present in all material respects the financial condition, operating results and cash flows of the Company as of the dates indicated and the results of its operations for the periods covered thereby (subject, in the case of unaudited statements, to normal year end adjustments).

(b)

Except as set forth on Schedule 3.6(b), the Company Financial Statements contain (as appropriate and required under GAAP and other applicable Laws) specific provisions, accruals or reserves in respect of, or full particulars in notes, all Taxes (including deferred Taxes) and other Liabilities of the Company as of the dates specified therein.

(c)

All accounts, books and ledgers related to the business of the Company are properly kept, are accurate and complete in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

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(d)

The Company does not have any Liabilities, including guarantees and indemnities by the Company of Liabilities of any other Person, except (i) Liabilities as and to the extent reflected on the Interim Balance Sheet; (ii) Liabilities incurred by it in the Ordinary Course of Business since the date of the Interim Balance Sheet (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, claim, lawsuit or other proceeding) and adequately reflected on the books and records of the Company; (iii) obligations not in default under Contracts existing as of the date hereof or entered into after the date hereof in accordance with Section 6.2; and (iv) Liabilities set forth on Schedule 3.6(d).

(e)

Schedule 3.6(e)(i) sets forth a description of each item of Company Indebtedness (whether incurred pursuant to a written or oral agreement), including (i) the name of the Company Creditor; (ii) the aggregate amount that the Company owes to such Company Creditor as of the date hereof; (iii) whether such Company Indebtedness was incurred pursuant to a written or oral agreement; (iv) whether such Company Indebtedness is secured by any Lien on any property or asset of the Company; and (v) if applicable, whether such Company Indebtedness relates to Capex Loans or Opex Loans.   Schedule 3.6(e)(ii) sets forth a description of each loan or advance made by the Company to a third-party (“Company Debtor”) (whether pursuant to a written or oral agreement), including (A) the name of the Company Debtor; (B) the aggregate amount loaned or advanced by the Company to such Company Debtor as of the date hereof; (C) whether such loan or advance was made by the Company pursuant to a written or oral agreement; and (D) whether such loan or advance is secured by any Lien on any property or asset of such Company Debtor.

(f)

The Company has not received any grants, subsidies or other financial assistance from a Governmental Authority.

3.7

Absence of Certain Changes.

  Except as set forth on the Disclosure Schedules below, since March 31, 2010, the Company has conducted the Business in the ordinary course consistent with past practice and has maintained and preserved its organization, goodwill and properties.  Since March 31, 2010, the Company has not:

(a)

suffered any Material Adverse Effect;

(b)

except as set forth on Schedule 3.7(b), incurred any material Liabilities (other than Indebtedness), except those incurred in the Ordinary Course of Business, none of which exceed $50,000 (counting obligations or liabilities arising from a series of related or similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability), or experienced any increase in, or change in any underlying assumption or method used in calculating, any bad debt, contingency or other reserve;

(c)

except as set forth on Schedule 3.7(c), paid any amount in respect of Indebtedness, except for regularly scheduled payments of principal and interest that were required in accordance with the express terms thereof;

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(d)

except as set forth on Schedule 3.7(d), paid, discharged or satisfied any claim, liability or obligation (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the Ordinary Course of Business of liabilities and obligations (i) reflected or reserved against on the March 31, 2010 audited balance sheet or (ii) incurred since the date thereof in the Ordinary Course of Business;

(e)

except as set forth on Schedule 3.7(e), caused, permitted or allowed any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any Lien other than Permitted Liens;

(f)

written off as uncollectible any notes or accounts receivable, except for write-offs in the Ordinary Course of Business and consistent with past practice, none of which is material and all of which together do not exceed $50,000 in the aggregate;

(g)

canceled any debts or waived or suffered to lapse any claims or rights of material value, or sold, transferred or otherwise disposed of any of its tangible properties or assets, except in the Ordinary Course of Business;

(h)

disposed of or suffered to lapse any right to use any material item of Company Intellectual Property or disclosed to any Person, other than pursuant to a valid and binding non-disclosure agreement, any trade secret, formula, process or know-how or any other material Confidential Information relating to the Company;

(i)

granted any increase in the compensation (including any increase pursuant to any bonus, pension, profit-sharing or other plan) payable or to become payable to any officer or employee, and no such increase is customary or required by any agreement or understanding;

(j)

except as set forth on Schedule 3.7(j), made any single capital expenditure or commitment in excess of $50,000 for additions to property, plant, equipment or intangible assets or made aggregate capital expenditures or commitments in excess of $250,000 for additions to property, plant, equipment and/or intangible assets;

(k)

subject to Section 6.10, issued, granted, redeemed or repurchased any shares of its share capital or any options, warrants or other rights to acquire any of its share capital, or declared, paid or set aside for payment any dividend or other distribution in respect of any of its share capital;

(l)

made any change in any of its methods of accounting or accounting practices or principles;

(m)

except as set forth on Schedule 3.7(m), paid, loaned or advanced any amount, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers, directors or employees or any Seller or any Affiliate of any of the Company’s officers, directors or employees or of any Seller;

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(n)

acquired any assets or properties other than in the Ordinary Course of Business;

(o)

except as set forth on Schedule 3.7(o), made or suffered any material changes in any policies of insurances covering their business, assets, properties or operations; or

(p)

agreed, in writing or otherwise, to take any action described in this Section 3.7.

3.8

Contracts.

(a)

Schedule 3.8(a) sets forth a true and complete list of each contract, purchase order, agreement, mortgage, note, commitment, obligation and undertaking (collectively, “Contracts”) to which the Company is a party or by which it is otherwise bound that:

(i)

is an employment, consulting, severance, change of control, retention, indemnification or contribution agreement;

(ii)

is a franchise, distributorship, manufacturing, development, licensing, dealership, supply or sales agency agreement (whether or not exclusive);

(iii)

is an agreement that (A) limits or purports to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time (except with respect to the use of information pursuant to any confidentiality or non-disclosure agreement), (B) requires the Company to use any supplier or third party for all or substantially all of the Company’s requirements or needs for any product or service in connection with the Business, (C) limits or purport to limit the ability of the Company to solicit customers or clients of the other parties thereto, (D) requires the Company to provide to the other parties thereto “most favored nations” pricing or any type of exclusive dealing or other similar arrangement, (E) requires the Company to market or co-market any products or services of a third party, or (F) contains any “take-or-pay” provisions or similar arrangements requiring the Company to make a minimum payment for goods or services from third party suppliers irrespective of usage;

(iv)

is an agreement providing for a joint venture, partnership arrangement, or other arrangement involving a sharing of profits, losses, costs or liabilities by the Company with a third party, including a joint venture, partnership arrangement or other agreement that has been terminated within the last twelve (12) months;

(v)

is an agreement by which the Company grants or receives rights in or to (e.g., licenses, assignments, non-assertions, covenants not to sue and/or escrow agreements) any of the Company Intellectual Property;

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(vi)

is an agreement providing for the sale, acquisition or lease of any of the properties or assets of the Company or used in the Business in excess of $50,000, other than the purchase or sale of inventory in the Ordinary Course of Business;

(vii)

is a mortgage, pledge, security agreement or other similar agreement with respect to any tangible or intangible property of the Company;

(viii)

is a loan agreement, credit agreement, promissory note, guaranty, letter of credit, derivative contract (including foreign exchange facilities, options and swap contracts) or other similar agreement;

(ix)

is an engagement agreement with attorneys, accountants, investment bankers or other professional advisers;

(x)

is an agreement with any Governmental Authority;

(xi)

is an agreement referred to in Section 3.24;

(xii)

is an agreement providing for the purchase of any of the share capital or a material portion of the assets of any other Person;

(xiii)

to the extent not disclosed pursuant to any of the clauses above, is an agreement not made in the Ordinary Course of Business or that requires payments or performance during its term involving an amount in excess of $50,000;

(xiv)

is an agreement otherwise material to the operations, business or financial condition of the Company; or

(xv)

is a commitment or agreement to enter into any of the foregoing (collectively, the “Material Contracts”).

(b)

True and complete copies of all written Material Contracts required to be set forth on Schedule 3.8(a) and summaries of all oral Material Contracts required to be set forth on Schedule 3.8(a) have been furnished to the Buyer and each of them is in full force and effect.  Neither the Company nor, to the Knowledge of the Company and the Major Sellers, any other Person that is a party to a Material Contract or is otherwise bound thereby is in default or breach thereunder, and no event, occurrence, condition or act exists that, with the giving of notice or the lapse of time or both, would give rise to any default, breach or right of cancellation or modification thereunder.  To the Knowledge of the Company and the Major Sellers, there has been no threatened cancellation of any of the Material Contracts and there are no outstanding disputes thereunder.  Except as set forth on Schedule 3.8(b), there are no agreements, understandings or arrangements with any other Person in respect of the Material Contracts that (i) give any Person the right to renegotiate or require a reduction in the price paid under such Contract or the repayment of any amount previously paid, (ii) provide for the sharing of any revenues or profits by or with the Company or (iii) provide for discounts, allowances or extended payment terms.  The Material Contracts are in all respects consistent with applicable

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Law and, to the Knowledge of the Company and the Major Sellers, are not the subject of any investigation, inquiry, proceeding or audit by a Governmental Authority.

3.9

Certain Business Matters.

(a)

The Company does not have any sole-source supplier of significant goods or services (other than utilities) with respect to which practical alternative sources are not reasonably available on equivalent terms and conditions, except as set forth on Schedule 3.9(a).

(b)

The Company does not provide and is not bound by any express warranties relating to its product or services and, to the Knowledge of the Company and the Major Sellers, there has been no assertion of any breach of warranty against the Company.

(c)

The Company is not a party to or otherwise bound by any agreement or arrangement that limits its freedom to compete in any line of business or any geographic area or with any Person or that requires it to transact business exclusively with any Person, except as set forth on Schedule 3.9(c).

(d)

Except as set forth on Schedule 3.9(d), neither the Company nor any Major Seller has received any notice, written or oral, or otherwise has any knowledge or information, that any material supplier of the Company intends or expects to stop, or materially decrease the rate of, supplying materials, products or services to the Company in the 12-month period following the Closing Date.

3.10

Tax Matters.

  Except as set forth below:

(a)

the Company has filed (on a timely basis) with the appropriate Governmental Authority all Tax Returns required to be filed by it and has timely paid in full any Taxes due, and all such Tax Returns were true and complete in all respects;

(b)

the Company is not the beneficiary of any extension of time within which to file any Tax Return;

(c)

the Company has provided the Buyer with true and complete copies of all Tax Returns filed by it since the Company’s fiscal year ended March 31, 2007;

(d)

the Company has possession, custody or control of all records and documentation that it is obliged to hold, preserve and retain for the purposes of any Tax and sufficient information to enable it to compute correctly its liability for Taxes insofar as the information relates to any event occurring on or before Closing;

(e)

there is no claim for Taxes that is a Lien (other than Permitted Liens) against the Company’s properties or, to the Knowledge of the Company and the Major Sellers, proposed or threatened Tax assessment against the Company;

(f)

the Company has not waived any statute of limitations in respect of Taxes or executed or filed with any Governmental Authority any agreement extending the period

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for the assessment or collection of any Taxes, and the Company is not a party to any pending or threatened suit, action or proceeding by any Governmental Authority for the assessment or collection of Taxes;

(g)

there is no pending unresolved claim by a Governmental Authority in any jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by such jurisdiction;

(h)

there has been no examination or audit by any Tax authority with respect to Taxes with respect to any year since the Company’s fiscal year ended March 31, 2007;

(i)

the Company has timely withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, Seller or other Person;

(j)

no agreements or rulings relating to Taxes have been entered into or issued by any Governmental Authority with or in respect of the Company;

(k)

except as set forth on Schedule 3.10(k), the Company: (i) is not a party to or otherwise bound by any tax indemnification, allocation or sharing agreement; (ii) is not a party to an agreement with any Governmental Authority providing for any tax incentives, credits, inducements or similar benefits, nor is it otherwise participating in or claiming benefits under such a program; (iii) is not (and has not been) a member of an affiliated consolidated, combined or unitary group filing an affiliated, consolidated, combined or unitary Tax Return; and (iv) has no liability for the Taxes of any other Person as a transferee, successor, or alter ego of another Person, by contract or otherwise;

(l)

the Company will not be required to include any item of income in, or exclude any item of deduction from, its taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:  (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; or (ii) prepaid amount received on or prior to the Closing Date;

(m)

the Company does not own any interest in real property in any jurisdiction in which a Tax is imposed, or the value of the interest is reassessed, on the transfer of any interest in real property and which treats the transfer of an interest in an entity that owns an interest in real property as a transfer of the interest in real property;

(n)

the Company has not executed any power of attorney with respect to any Tax; and

(o)

the Company does not operate through a branch, permanent establishment, fixed base, joint venture, partnership, subsidiary, liaison or representative office or otherwise, in any jurisdiction, other than India.

3.11

Litigation.

  Except as set forth on Schedule 3.11, there are no claims, suits or actions, administrative, arbitration or other proceedings, or governmental investigations or

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audits pending or, to the Knowledge of the Company and the Major Sellers, threatened against the Company, any of its properties, assets or businesses or the transactions contemplated hereby.  Except as set forth on Schedule 3.11, no Person has, in the past four (4) years, notified the Company of a material claim against the Company seeking an injunction, seeking to limit, invalidate or cancel any rights in Company Intellectual Property, or alleging any injury, loss or damage to economic or personal interests incurred as a result of or relating to (a) the use of any products sold by or on behalf of the Company, (b) services rendered by the Company or (c) acts by or omissions of the Company.  Except as set forth on Schedule 3.11, to the Knowledge of the Company and the Major Sellers, no event has occurred and no circumstance exists that may give rise to or serve as a reasonable basis for any claim, suit, action or other proceeding to be brought or threatened against the Company.  There are no outstanding judgments, orders, stipulations, injunctions, decrees or awards against the Company or that relate to the Business that have not been fully satisfied.

3.12

Compliance with Applicable Laws.

  Except as set forth on Schedule 3.12, the Company is and has been in compliance, in all material respects, with all Laws applicable to it, to the conduct of its businesses or operations or to the use of its properties or assets, including all Tax, privacy, employment and human rights Laws, the FDCA, regulations and requirements adopted by the FDA or any other Governmental Authority and Laws established by Governmental Authorities responsible for regulating the research, development, testing, manufacture, labeling, packaging, storage, handling, shipping, distribution, sale, import or export of the Products.  The Company has not received written notice of any violation or alleged violation of any Law by the Company.  To the Knowledge of the Company and the Major Sellers, no event has occurred and no circumstance exists that could reasonably be expected to constitute or result in (with or without notice or lapse of time or both) a violation of or failure to comply in any material respect with (a) any Law by the Company or (b) an order of any court with respect to which the Company or any of its assets or properties is subject.

3.13

Environmental Matters.

(a)

All activities at or upon the Facility by or on behalf of the Company and, to the Knowledge of the Company and the Major Sellers, any other Person have been and are being conducted in material compliance with all Environmental Laws, including drinking water standards.  Except as set forth on Schedule 3.13, to the Knowledge of the Company and the Major Sellers, there have been no environmental inspections, investigations, studies, audits, tests, reviews or other analyses conducted in relation to any property or business now or previously owned, operated or leased by the Company.  In relation to the environment assessments which to the Knowledge of the Company and the Major Sellers have been conducted on the Facility (other than the environmental assessment presently being conducted by Buyer’s consultant), if any, the Company has disclosed full details of all such environmental assessments and has carried out or procured the carrying out of all recommendations contained in such environmental assessments and reports.

(b)

No Hazardous Substance is present in any medium at the Facility in such a manner or amount as requires remediation under any applicable Environmental Law.  To the Knowledge of the Company and the Major Sellers, there have not been any releases or

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discharges of Hazardous Substances, on, at or beneath the Facility.  No employee has brought a claim, or threatened to bring a claim, against the Company that such employee was harmed by workplace exposure to a Hazardous Substance or due to a violation of Environmental Law, nor, to the Knowledge of the Company and the Major Sellers, is there any reasonable basis for such claim.  There are no pending civil, criminal or administrative claims liabilities, investigations or proceedings against the Company under any Environmental Law arising out of or relating to the condition of the Facility or the Company’s activities (or failure to act) thereon and, to the Knowledge of the Company and the Major Sellers, there is no reasonable basis for any such proceeding or investigation.  The Company has not received any notice, demand, letter, claim or request for information alleging that the Company or any Person who is operating or maintaining the Company’s drinking water system is in violation of any Environmental Laws.  The Company is not subject to any order, decree, injunction or other arrangement with any Governmental Authority or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law.  To the Knowledge of the Company and the Major Sellers, there are no facts, circumstances or conditions that could reasonably be expected to result in a claim or action against the Company pursuant to any Environmental Law, including any obligations or liabilities arising from any contractual arrangements involving the manufacture, use, transport, disposal of any Hazardous Substances.

3.14

Permits.

  A true and complete list of all governmental permits, approvals, licenses, certificates, franchises, authorizations, consents and orders necessary for the operation of the Business in the manner that it is presently conducted is set forth on Schedule 3.14, (collectively, “Permits”), including all such Permits required by the FDA or any other Governmental Authority engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials.  Except as set forth on Schedule 3.14, the Company has all such Permits, and all such Permits are valid and remain in full force and effect, and will remain so immediately following the Closing.  The Company has not engaged in any activity that could reasonably be expected to cause revocation or suspension of any such Permits and no action or proceeding seeking or contemplating the revocation or suspension of any Permit is pending or, to the Knowledge of the Company and the Major Sellers, threatened.  The Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other Governmental Authority or third party alleging that any product, testing and research, operation or activity is in violation of any Permits.

3.15

Title to Properties; Real Property.

(a)

Title to Properties.  Except for (i) assets acquired after the date of the Interim Balance Sheet, (ii) inventory that has been sold or otherwise disposed of since the date of the Interim Balance Sheet, (iii) cash spent in the Ordinary Course of Business and (iv) as set forth on Schedule 3.15(a), the assets reflected on the Interim Balance Sheet are all of the material tangible assets that are necessary for the conduct of the Business as currently conducted by the Company.  Except as set forth on Schedule 3.15(a), the Company has good title to all of the properties and assets (personal and mixed, tangible and intangible) that it purports to own, including those properties and assets reflected on the Interim Balance Sheet (other than inventory

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sold or otherwise disposed of and cash spent in the Ordinary Course of Business since the date of the Interim Balance Sheet), free and clear of all Liens (other than Permitted Liens).

(b)

Owned Real Property.  The Facility is the only real property owned (beneficially or of record) by the Company. The Company has good, marketable, fee simple title to the Facility, free and clear of all Liens (other than Permitted Liens and Liens set forth on Schedule 3.15(a) which will be terminated on or prior to the Closing). All documents of title relating to the Facility have been validly executed, adequately stamped and duly registered in the name of the Company as required under Law. Except as set forth on Schedule 3.15(b), (i) the Company has not leased or otherwise granted to any Person the right to use or occupy the Facility or any portion thereof; and (ii) there are no outstanding options, rights of first offer or rights of first refusal to purchase the Facility or any portion thereof or interest therein.  The Company is not a party to any agreement or option to purchase any real property or interest therein relating to, or intended to be used in the operation of, the Business.  The Company has not received any written notice (which remains outstanding) from any Governmental Authority alleging that the Company does not possess any license, permit or approval necessary for the continued use of the Facility as presently used in the conduct of the Business.  The Facility is in material compliance with all applicable Laws.  There are no actual or, to the Knowledge of the Company and the Major Sellers, threatened suits, actions or proceedings with respect to the Facility for eminent domain. The plants, buildings, and structures located at the Facility are in good operating condition and repair (ordinary wear and tear excepted) and are suitable for their present uses and are structurally sound.  To the Knowledge of the Company and the Major Sellers, except as set forth on Schedule 3.15(b), the Facility currently has (i) access to public ways that have been accepted by the appropriate local jurisdiction and (ii) connections to water supply, storm and sanitary sewer facilities, telephone, gas and electrical connections, fire protection, drainage and other public utilities, as is necessary for the conduct of the Business. To the Knowledge of the Company and the Major Sellers, there is no existing plan to modify or realign any street or highway abutting the Facility or any existing or proposed eminent domain proceeding that would prevent or hinder or interfere with, in any material respect, the use, occupancy or operation of the Facility for the conduct of the Business.  The Company has delivered or made available to Buyer true and complete copies of all surveys, property plans and instruments creating the interests in the Facility, title insurance policies, Permits and material certificates (including certificates of occupancy), in each case relating to its ownership of the Facility, but only to the extent the same are in its possession or control and not otherwise recorded in the applicable public land records.

(c)

Leased Property. Except for that certain Rental Agreement between R. Hemalatha and the Company, dated April 1, 2010, the Company is not a party to any leases (whether by or to the Company) or contracts for the purchase, sale or lease (whether as lessor or lessee) of any real property or personal property.  All of the tangible properties (whether owned or leased) of the Company are located at the Facility.

3.16

Fixed Assets

.  Schedule 3.16 sets forth a true and complete list of each item of Equipment having a GAAP book value in excess of $25,000.  Each such item of Equipment is in good operating condition, normal wear and tear excepted, and is adequate for the use to which it is being put.

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3.17

Intellectual Property.

(a)

The Company has all good title to or valid and enforceable rights under contract to use all Company Intellectual Property material to or necessary to conduct the Business as it is presently conducted and as presently contemplated by the Company, free and clear of all Liens (other than Permitted Liens and Liens set forth on Schedule 3.15(a) which will be terminated on or prior to the Closing).  No Seller and no officer, director or employee of the Company, or any of their respective Affiliates, has any ownership, royalty, license or other interest in any of the Company Intellectual Property, and all such Persons who have developed, in whole or in part, any Company Intellectual Property have duly executed a valid and enforceable agreement assigning all rights therein to the Company and agreeing to maintain the confidentiality of all confidential or proprietary information.  Except as set forth on Schedule 3.17(a), the validity and enforceability of any of the Company Intellectual Property or the title of the Company thereto has not been questioned in any litigation, governmental inquiry or proceeding and, to the Knowledge of the Company and the Major Sellers, there are no facts or information that would raise any colorable questions about the validity, enforceability or ownership of Company Intellectual Property.  The Company has taken all actions necessary and appropriate to preserve the confidentiality of all trade secrets, proprietary and other Confidential Information material relating to the Business.  The Company does not have any Company Intellectual Property Registrations.  Other than as set forth in Schedule 3.8(a)(v) and Schedule 3.8(a)(viii), there is no agreement or arrangement by which the Company grants or receives rights in or to (e.g., licenses, assignments, non-assertions, covenants not to sue and/or escrow agreements) any of the Company Intellectual Property.

(b)

The use of the computer systems by the Company does not infringe the intellectual property rights of any Person. The Company has exclusive control of the operation of the computer systems and of the storage, processing and retrieval of all data stored on the computer systems.

(c)

To the Knowledge of the Company and the Major Sellers, the conduct of the Business by the Company has not and, if conducted as currently conducted and as presently contemplated by the Company, will not constitute an infringement or other violation of any copyright, trade secret, trademark, patent, invention, proprietary information, nondisclosure or any other rights of any Person.  Except as set forth on Schedule 3.17(c), the Company has not received any notice and is not aware of infringement of or conflict with, any license, patent, copyright, trademark, service mark or other intellectual property right of any other Person.

(d)

Schedule 3.17(d) sets forth a true and complete list of all domain names owned or used by the Company in the conduct of the Business.  Neither the Seller nor any officer, director or employee of the Seller, the Company or any of their respective Affiliates has any ownership or other interest in the domain names set forth on Schedule 3.17(d).  None of the domain names infringe or conflict with any trademarks, trademark rights, trade names, trade name rights, service marks or other rights of any Person in India or the United States.  No right to or interest in any domain name required to be listed on Schedule 3.17(d) has been obtained in violation of any Law.

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3.18

Regulatory Matters.

(a)

Schedule 3.18 sets forth a true and complete list of all of the Products, including the dosage form, active ingredient and strength of each such Product.  In respect of the Products, Schedule 3.18 sets forth (i) a description of the regulatory status thereof (as of the date hereof), including the ANDAs that the Company has filed in respect of such Products (“Filed ANDAs”) and other documentation filed with the FDA or any other Governmental Authority in connection with the safety, efficacy, sale, distribution or use of each such Product; and (ii) whether the particular regulatory status has been presented to the FDA or any other Governmental Authority under the name of the Company or under the name of another Person.

(b)

The Filed ANDAs and any other filings or submissions made by the Company with the FDA or any other Governmental Authority in connection with the Products were complete and accurate when filed, made in good faith upon the best information available to Company at such time, and did not contain any material omissions.  To the Knowledge of the Company and the Major Sellers, no fact or circumstance exists which may cause the FDA to refuse to grant full approval of the Filed ANDAs, the Requested ANDAs or any other Products manufactured, shipped or distributed or, as of the date hereof and the Closing Date, intended to be manufactured, shipped or distributed by the Company.  The Company has complied with all obligations arising from or related to any commitments to or requirements of any applicable Governmental Authority involving the Products, including manufacturing the Products in accordance with their respective ANDAs and complying with cGMPs.

(c)

All of the Products tested, produced, manufactured, labeled, packaged, shipped, imported, or exported, whether for research and development, storage and handling, or distribution and sale (and the preparation thereof), by the Company, including all component ingredients and packaging and labeling materials, comply with all Laws relating to their research, development, safety, manufacture, labeling, packaging, storage, handling, distribution, import, export and stability testing.

(d)

No Products in process or in inventory are, and no Products manufactured, packaged, distributed, imported or exported by the Company at the time of delivery were, “adulterated” or “misbranded” within the meaning of said laws and regulations, nor did any such Product constitute an article prohibited from introduction into interstate commerce.

(e)

There exists no set of facts (i) which could reasonably be expected to furnish a basis for the withdrawal or suspension of any Product, including all component ingredients and packaging and labeling materials or (ii) which could otherwise cause the Company to withdraw or suspend any such Product from the market due to safety or effectiveness concerns or a change in regulatory status of any such Product by the FDA or any other Governmental Authority.

(f)

There are no defects in the designs, specifications, process or manufacture with respect to any Product, including all component ingredients and packaging and

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labeling materials, that is reasonably likely to give rise to any Losses or that will cause such Product to not be useable as intended, shipped, distributed, imported or exported.

(g)

The Company has not received from the FDA or any other Governmental Authority any notice of adverse findings, FDA Form 483s, notices of violations, warning letters, clinical holds, civil or criminal proceeding notices, or notices of investigation under the FDCA, or other similar communication from the FDA or any other Governmental Authority regarding the Products, and there have been no seizures or suspensions conducted or threatened by the FDA or any other Governmental Authority.

(h)

The Company has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any market withdrawal or replacement, field notification, safety alert, warning or other similar notice or action relating to the alleged lack of safety or efficacy of any of the Products or any alleged product defect or violation including misbranding or adulteration, and to the Knowledge of the Company and the Major Sellers, neither the FDA or any other Governmental Authority has initiated, conducted or intends to initiate any such notice or action.

(i)

To the extent required by applicable Laws of the FDA or any other Governmental Authority, the Company has submitted to the FDA an Investigational New Drug Application or amendment or supplement thereto or other required documentation for each clinical trial it has conducted or sponsored or is conducting or sponsoring, all such submissions were in compliance with applicable Laws when submitted and no material deficiencies have been asserted by the FDA or any other applicable Governmental Authority with respect to any such submissions.  The preclinical studies and tests and clinical trials conducted by or on behalf of the Company were, and, if still pending, are being, conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company, including human subject protections and Institutional Review Board requirements; and such preclinical studies and tests and clinical trials were and, if still pending, are being conducted in accordance with applicable Laws of the FDA or any other applicable Governmental Authority; and the Company has not received any notice or correspondence from the FDA or any other applicable Governmental Authority exercising comparable authority, or any Institutional Review Board or comparable authority requiring the termination, suspension, clinical hold, material delay or material modification of any tests, studies or trials.  Neither the Company nor the Sellers are aware of any facts which are reasonably likely to cause (i) a material change in the marketing classification of any such products or (ii) a termination or suspension of marketing authorization or clearance of any such products, or clinical trials being conducted by or on behalf of the Company.

3.19

Insurance.

  Schedule 3.19 sets forth a true and complete list of all policies of insurance under which the Company or any of their officers or directors (in such capacity) is an insured party, beneficiary or loss payable payee. The Company has obtained insurance policies which, taken together, provide adequate insurance coverage for the assets (movable, immovable as well as tangible and intangible, owned or licensed by the Company) and the operations of the Business for all risks normally insured against by a Person carrying on the same

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business as the Company. True and complete copies of all such policies have been previously provided to the Buyer.  Such policies are in full force and effect.  The Company is not in default with respect to any provision contained in any such policy and the Company has not received or given a notice of cancellation or non-renewal with respect to any such policy.  No claims have been made by the Company under any such policy, and, to the Knowledge of the Company and the Major Sellers, no event has occurred and no state of facts exists in respect of which the Company is entitled to make a claim under any such policy.

3.20

Bank Accounts; Credit Cards; Corporate Accounts; and Powers of Attorney.

  A true and complete list showing the names of all:  (a) banks in which the Company has an account or safe deposit box and the names of all Persons authorized to draw thereon and who have access thereto is set forth on Schedule 3.20(a); (b) credit card issuers with whom the Company has an account and the names of all Persons authorized to use such accounts or who have access thereto is set forth on Schedule 3.20(b); (c) cellular telephone, phone card or other corporate accounts with whom the Company has an account and the names of all Persons authorized to use such accounts or who have access thereto is set forth on Schedule 3.20(c); and (d) Persons holding powers of attorney from the Company is set forth on Schedule 3.20(d).  There are no automatic, periodic or scheduled withdrawals or debits with respect to any of the bank or corporate accounts required to be set forth on Schedules 3.20(a) – (d).

3.21

Employee Arrangements.

(a)

Schedule 3.21(a) sets forth a true and complete list of all Benefit Plans.  The Company has provided to the Buyer the correct and complete copies of the following (where applicable) with  respect to each Benefit Plan: (i) all plan documents (or, in the case of any unwritten Benefit Plan, a written summary of the terms of such Benefit Plan); summary plan descriptions, summaries of material modifications, amendments, and resolutions related to such plans; (ii) the most recent audited financial statement and actuarial valuation; and (iii) all related administrator, service and vendor agreements, insurance contracts and other agreements which implement each such Benefit Plan.

(b)

Except as set forth on Schedule 3.21(b), (i) there are no claims pending (other than routine claims for benefits) or, to the Knowledge of the Company and the Major Sellers, threatened against any Benefit Plan or against the assets of any Benefit Plan, nor are there any current or, to the Knowledge of the Company and the Major Sellers, threatened Liens on the assets of any Benefit Plan, (ii) all Benefit Plans conform to, and in their operation and administration are, in all material respects, in compliance with, the terms thereof and requirements prescribed by any and all applicable Laws, orders, or governmental rules and regulations currently in effect with respect thereto (including all applicable requirements for notification, reporting and disclosure to participants or any Governmental Authority), (iii) the Company has performed all obligations required to be performed by it under, is not in default under or in violation of, and, to the Knowledge of the Company and the Major Sellers, there is no default or violation by any other party with respect to, any of the Benefit Plans, (iv) all contributions due and payable on or before the Closing Date in respect of any Benefit Plan, the terms of the Benefit Plan or any collective bargaining agreement, have been or will be made in full and proper form on or before their due dates, and a reasonable amount has been accrued and

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provided for in accordance with and to the extent required by GAAP in the Company Financial Statements for all other contributions or amounts in respect of each Benefit Plan for the applicable periods covered by such Company Financial Statements.

(c)

Except as set forth on Schedule 3.21(c) and except to the extent required by applicable Laws, no Benefit Plan or written or oral agreement exists which obligates the Company to provide health care coverage, medical, surgical, hospitalization, death or similar benefits (whether or not insured) to any current or former employee, director, consultant or agent of the Company following such employee’s, director’s, consultant’s or agent’s termination of employment or service with the Company, including retiree medical, health or life benefits.

(d)

Except as set forth on Schedule 3.21(d), no Benefit Plan is self-funded, self-insured or funded through the general assets of the Company.

(e)

Except as set forth on Schedule 3.2(c) or Schedule 3.2(d), no current or former employee, officer, director, consultant, agent or investor of the Company holds any option, warrant or other right to purchase shares of the share capital of the Company.

(f)

The consummation of the transactions contemplated by this Agreement will not (i) entitle any individual to severance or separation pay, or (ii) directly or indirectly result in an increase to benefits or compensation, acceleration of vesting or acceleration of timing for payment of any benefit or compensation.

(g)

With respect to each Benefit Plan, except as set forth on Schedule 3.21(g), (i) there are no restrictions on the ability of the sponsor of each Benefit Plan to amend, terminate or assign any Benefit Plan, or any related service, vendor or administrative agreement, insurance policy or contract, or other agreement which implements or otherwise relates to any such Benefit Plan, at any time without penalty or cost, and (ii) the Company has expressly reserved in itself the right to amend, modify, terminate or assign any such Benefit Plan, or any portion of it, and has made no representations (whether orally or in writing) which would conflict with or contradict such reservation or right.

(h)

Except as set forth on Schedule 3.21(h), the Company (i) is not a party to any written or oral agreement with any current or former employee, director, consultant or agent, the benefits of which are contingent upon, or the terms of which will be materially altered by, the consummation of transactions contemplated by this Agreement, or (ii) has not announced or otherwise made a commitment to implement any arrangement in the future that, if implemented, would be a Benefit Plan.

3.22

Employees.

(a)

Schedule 3.22(a) sets forth a true and correct summary of the following information for each current employee of the Company, including each employee on leave of absence, disability or layoff status:  name; job title; employment status; current base pay and current bonus target and actual amount of the last bonus paid and any change(s) in compensation since March 31, 2010; vacation time accrued; and service years credited for purposes of vesting or eligibility to participate in any Benefit Plan.

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(b)

The Company does not have any union, collective bargaining, employment, management, severance or consulting agreements or arrangements to which the Company is a party or by which it is otherwise bound.

(c)

To the Knowledge of the Company and the Major Sellers, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of any group of employees that includes any employees of the Company on account of employment with the Company.  There is no pending or, to the Knowledge of the Company and the Major Sellers, threatened representation proceeding or petition, strike, work stoppage, work slowdown, unfair labor practice charge or complaint or other material labor dispute affecting any employee of the Company.

(d)

To the Knowledge of the Company and the Major Sellers, no officer or employee of the Company is a party to or is otherwise bound by any agreement or arrangement, including any confidentiality, non-competition or proprietary rights agreement, with any Person (other than the Company) that in any way limits or adversely affects or will limit or affect (i) the performance of his duties as an employee, officer or director of the Company after the Closing or (ii) the ability of the Company to conduct the Business as presently conducted or any other businesses presently contemplated by the Company to be conducted.

(e)

Other than routine claims for health and welfare benefits under Benefit Plans, (i) there have not been any employment related claims under applicable Law, including wage and hour claims relating to the Business or the Company during the period of time prior to the Closing Date that is equivalent to the statute of limitations under applicable Law for such claim, nor, (ii) to the Knowledge of the Company and the Major Sellers, are there any employment related claims under applicable Law, including wage and hour claims, currently threatened against the Company or relating to the Business.  To the Knowledge of the Company and the Major Sellers, there are no facts which would give rise to material Liabilities in connection with any employment related claims under applicable Law.

(f)

The Company has complied in all material respects with its obligations to its employees, applicants for employment, former employees and all unions or other labor organizations, including all obligations (including obligations relating to discharging in a timely manner all payments and any delayed payments along with the requisite penalty or interest as applicable) in respect of wages, working hours, unfair labor practices or other employment practices, discrimination, contract labor, payment of provident fund contribution, employee state insurance contribution, gratuity and other applicable employee welfare laws, including the (Indian) Payment of Gratuity Act, 1972, the (Indian) Employees Provident Fund and the Miscellaneous Provisions Act, 1952, the (Indian) Payment of Bonus Act, 1965, the (Indian) Contract Labor (Regulation and Abolition) Act, 1970, the (Indian) Workmen’s Compensation Act, 1923, and the (Indian) Minimum Wages Act, 1948, in each case, as amended from time to time.  All statutory funding with respect to each employee of the Company has been fully funded.

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(g)

All individuals who performed, are performing or have performed consulting or other services for the Company have been correctly classified as either “independent contractors” or “employees” of the Company, as the case may be, based on the jurisdiction in which such individuals are performing or have performed such services.  There are no pending or, to the Knowledge of the Company and the Major Sellers, threatened actions, claims or proceedings against the Company or in connection with the Business by or on behalf of or related to any individuals currently or formerly classified by the Company, as the case may be, as “independent contractors” or consultants.  To the Knowledge of the Company and the Major Sellers, there are no facts which would give rise to material Liabilities for violations of any applicable Law concerning the classification of individuals performing services for the Company.

(h)

The Company is, and has at all times been, in compliance with all applicable immigration Laws in each jurisdiction in which it employs any employees, including compliance with the requirements under applicable Law for those individuals to be granted the relevant work permit or employment visa or any other necessary approval before he is or was employed by the Company in such jurisdiction.

(i)

 The Company has, or will have no later than the Closing Date, paid all accrued salaries, bonuses, commissions, wages and vacation pay and any other benefits, in each case which is due and payable on or before the Closing Date, in accordance with the Company’s normal payroll practices as in effect on the date of this Agreement and is not liable for any fines or penalties for failure to pay any of the foregoing or other sums due to employees of the Company.

(j)

To the Knowledge of the Company and the Major Sellers, the Company is, and has at all times been, in compliance with all applicable Laws which prohibit discrimination and harassment against employees of the Company.

(k)

Each employee of the Company has executed a nondisclosure and assignment-of-rights agreement for the benefit of the Company, as applicable, vesting all rights in work product created in the Company.

(l)

To the Knowledge of the Company and the Major Sellers, no employee of the Company intends to resign following the Closing or the transactions contemplated by this Agreement.

(m)

To the Knowledge of the Company and the Major Sellers, the Company has not entered into any arrangement with any entity such that a joint employer relationship exists.  There are no pending or, to the Knowledge of the Company and the Major Sellers, threatened actions, claims or proceedings against the Company or in connection with the Business by or on behalf of or related to any individuals currently or formerly classified by as employees under a “joint employer” theory.  There are no facts which would give rise to material Liabilities for violations of any applicable Law concerning a joint employer relationship between the Company and any third parties.

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(n)

The Company has in relation to each of its employees (and so far as relevant to each of its former employees) complied in all material respects with all obligations imposed on it by all applicable Law and relevant statutes, regulations and codes of conduct and practice affecting its employment of any Persons and all relevant orders and awards made thereunder and has maintained current, adequate and suitable records regarding the service, terms and conditions of employment of each of its employees.

3.23

Absence of Certain Business Practices.

(a)

Neither the Company nor, to the Knowledge of the Company and the Major Sellers, any director, officer, employee, agent or representative of the Company, has directly or indirectly in violation of any applicable Law paid, offered or authorized any bribe, influence payment, kickback, or other improper contribution (whether in the form of money, services, or gifts and entertainment in excess of reasonable and customary business courtesies) to any  government official for the purpose of (i) obtaining or retaining business for the Company, or (ii) securing any improper advantage for the Company. The Company has not established or maintained any material fund or asset of the Company that has not been recorded in the books and records of the Company.

(b)

There is no pending or, to the Knowledge of the Company and the Major Sellers, threatened, judicial, administrative or arbitral action, claim, suit or proceeding, investigation, complaint or action against the Company, nor is there any order, injunction, judgment, decree, debarment, ruling, writ, assessment or award imposed (or, to the Knowledge of the Company and the Major Sellers, threatened to be imposed) upon the Company by or before any Governmental Authority, in each case, in connection with an alleged violation of applicable Law relating to illegal payments and gratuities.

3.24

Affiliated Transactions.

  Except as set forth on Schedule 3.24, no Seller and no director or officer of the Company (or any of their respective Affiliates or Associates) (a) is a party to or otherwise a beneficiary of any agreement, transaction or arrangement (oral or written) with or involving the Company or (b) has any claim, monetary or otherwise, against the Company.

3.25

Import and Export Controls.

(a)

The Company has not violated in any material respect any Laws of any jurisdiction regarding the export, transshipment, re-export or other transfer of data, goods, software, technology or services to any end users, end uses or destinations.

(b)

There is no pending or, to the Knowledge of the Company and the Major Sellers, threatened, judicial, administrative or arbitral action, claim, suit or proceeding, investigation, complaint or action against the Company by any Governmental Authority, nor is there any order, injunction, judgment, decree, ruling, writ, assessment or award imposed (or, to the Knowledge of the Company and the Major Sellers, threatened to be imposed) upon the Company  by or before any Governmental Authority, in each case, in connection with an alleged violation of applicable Law relating to the import, export, transshipment, re-export or other

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transfer of data, goods, software, technology or services to any foreign jurisdiction against which any country maintains sanctions or export controls.

3.26

Prior Transactions

.  Other than this Agreement and as set forth on Schedule 3.26, there has been no transaction involving the Company or any present or past shareholder of the Company pursuant to or as a result of which (a) any of the Company Stock or (b) any asset owned, purportedly owned or otherwise held by the Company, may be transferred or re-transferred to another Person or which gives, or may give rise to, a right of compensation or other payment in favor of another Person under the Law of any relevant jurisdiction.

3.27

Brokers.

 No agent, broker, firm or other Person acting on behalf of the Company, or under the authority of any of the foregoing, is or shall be entitled to a brokerage commission, finder’s fee or similar payment in connection with any of the transactions contemplated hereby from the Company, any of the Sellers or the Buyer.  Any such fee authorized by the Company shall be paid solely by the Major Sellers.

3.28

Disclosure.

  No representation or warranty made by the Company or the Major Sellers herein, and no statement provided in any certificate or other document furnished or to be furnished by or on behalf of the Company at the Closing, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact that is necessary in order to make the statements herein or therein not misleading.

3.29

Disclaimer of Other Representations and Warranties

.  The Company and the Sellers do not make, and have not made, any representations or warranties in connection with this Agreement or the transactions contemplated hereby other than those expressly set forth herein or in any certificates delivered by the Company or the applicable Sellers in connection with the Closing.

4.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

  Each of the Sellers (provided in the case of Section 4.5, each Major Seller, and in the case of Section 4.3(b), M. Shanmugam), severally, and not jointly, hereby represents and warrants to the Buyer with respect to himself, herself or itself, as of the date hereof and as of the Closing Date, as follows:

4.1

Organization; Good Standing; Power

.  Such Seller, if not a natural person, is a corporation duly organized, validly existing and in good standing under the Laws of India, and has all requisite corporate power and authority to enter into this Agreement and the Ancillary Agreements to which such Seller is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.  If such Seller is a natural person, such Seller has the legal capacity to execute and deliver this Agreement and the Ancillary Agreements to which he or she shall become a party, perform his or her obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby.

4.2

Due Authorization; Validity; No Conflicts

.  If such Seller is not a natural person, the execution and delivery by such Seller of this Agreement and each of the Ancillary Agreements to which it shall become a party, the performance by such Seller of its

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obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of such Seller. This Agreement and each of the Ancillary Agreements to which such Seller shall become a party has been (or will be) duly executed and delivered by such Seller and is, or will be when duly executed by such Seller (assuming the due execution of the other parties hereto or thereto), the valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, except to the extent that enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or similar Laws.  Assuming all of the Consents are obtained, neither the execution and delivery by such Seller of this Agreement and the Ancillary Agreements to which he, she or it shall become a party, nor the consummation of the transactions contemplated hereby or thereby by such Seller, nor the performance by such Seller of his, her or its obligations hereunder or thereunder, shall (a)(i) conflict with, or result in any breach or default (or would constitute a default but for any requirement of notice or lapse of time or both) under, or (ii) give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under, or (iii) give any Person any right to purchase or sell assets or securities from or to the Company or to exercise any remedy or modify any obligation or term, or (iv) result in the creation or imposition of any Lien on any of the assets or properties of the Company, pursuant to any agreement, contract, note, mortgage, indenture, lease, sublease, instrument, permit, concession, franchise or license to which such Seller is a party or by which such Seller or any of his, her or its properties or assets may be bound or affected, or (b) conflict with or result in a violation of any Law applicable to such Seller.

4.3

Stock Ownership.

(a)

Except as set forth on Schedule 4.3, such Seller is the sole record and beneficial owner of the number of shares of Company Stock set forth next to such Seller’s name on Schedule 3.2(a), as of the date of this Agreement, and will be the sole record and beneficial owner of the number of shares of Company Stock set forth next to such Seller’s name on Schedule 3.2(a), as of the Closing Date.  All shares of Company Stock are owned free and clear of all Liens and restrictions on transfer (other than restrictions of general applicability under securities Laws or ownership laws of India, including in respect of foreign ownership) and Taxes.  Except as set forth on Schedule 3.2(c) or Schedule 3.2(d), such Seller is not a party to any option, warrant, right, agreement or commitment providing for the disposition or acquisition of any shares of Company Stock (other than this Agreement) or any other share capital of the Company.  Such Seller is not a party to (or has irrevocably terminated) any voting trust, proxy or other agreement or understanding with respect to the transfer or voting of any shares of Company Stock.  The resale of shares of Company Common Shares by such Seller as provided herein shall, upon the Closing, vest the Buyer with good and marketable title to such shares of Company Common Shares, free and clear of all Liens and restrictions on transfer (other than restrictions of general applicability under securities Laws or ownership laws of India, including in respect of foreign ownership) and Taxes.

(b)

M. Shanmugam has, and as of the Closing Date shall have, continuously held his Company Common Shares for a period of more than 12 months.

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4.4

Governmental Authorizations; Third-Party Consents

.  Except as set forth in Schedule 4.4, no Consents are required to be obtained by such Seller.

4.5

No Competing Interests.

  Neither such Major Seller nor any of his or its Affiliates has any ownership or other interest in any business or activity that competes or can reasonably be expected to compete, directly or indirectly, with the Business.  Except as set forth on Schedule 4.5, neither such Major Seller nor any of his or its Affiliates has or shares with the Company any ownership or similar interest in any asset or property (including any intellectual property) that is being (or has been in the past twelve-month period) used in connection with the operation of the Business.

4.6

Adequate Consideration; No Tax Proceeding

.  With respect to J. Jayaseelan, Clan Laboratories, S. Suresh and TIPS, such Seller represents and warrants that (a) the Company Common Shares are being transferred for adequate consideration, (b) there are no proceedings pending under the Tax Act with respect to the Company Common Shares and (c) no amount is due and payable by such Seller in respect of the Company Common Shares held by such Seller under the Tax Act.

4.7

Brokers

.  No agent, broker, firm or other Person acting on behalf of such Seller or under the authority of such Seller is or shall be entitled to a brokerage commission, finder’s fee or similar payment in connection with any of the transactions contemplated hereby from the Company or any of the Sellers or the Buyer.  Any such fee authorized by such Seller shall be paid by such Seller.

5.

REPRESENTATIONS AND WARRANTIES OF THE BUYER.

  The Buyer hereby represents and warrants to the Company and the Sellers, as of the date hereof and as of the Closing Date, as follows:

5.1

Organization and Power.

  The Buyer is a corporation duly organized, validly existing and in good standing under the Laws of Delaware and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted by it, to enter into this Agreement and each Ancillary Agreement to which the Buyer is (or will be) a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

5.2

Due Authorization; Validity; No Conflicts.

(a)

The execution and delivery by the Buyer of this Agreement and of each of the Ancillary Agreements to which it shall become a party, the performance by the Buyer of its obligations under this Agreement and such Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Buyer.  This Agreement and the Ancillary Agreements to which it shall become a party have been (or will be) duly executed and delivered by the Buyer and are or, when executed and delivered by Buyer, will be the valid and binding obligations of the Buyer, enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or similar Laws.  Neither the execution and delivery by the Buyer of this Agreement

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and the Ancillary Agreements to which it shall become a party, nor the consummation of the transactions contemplated hereby or thereby, nor the performance by the Buyer of its obligations hereunder or thereunder, shall (or, with the giving of notice or the lapse of time or both, would) (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Buyer or (ii) violate any Law applicable to the Buyer any of its properties or assets.

(b)

No declaration, filing or registration with, or notice to, or authorization, consent, order or approval of, any Governmental Authority is required to be obtained or made in connection with or as a result of the execution and delivery of this Agreement and the Ancillary Agreements by the Buyer or the performance by the Buyer of the transactions contemplated by this Agreement and Ancillary Agreements, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, could not reasonably be expected to result in the Buyer’s inability to consummate the transactions contemplated by this Agreement and Ancillary Agreements or in an unreasonable delay in the Buyer’s ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

5.3

Financing

.  The Buyer’s obligation to effect the Closing is not subject to the receipt by Buyer of additional financing and the Buyer currently has, and at Closing will have, available sufficient funds (through existing credit facilities and cash on hand) to pay the Closing Consideration in full at the Closing and the additional payments under Section 2.2(c) if and when due.

5.4

Brokers

.  No agent, broker, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission for which any of the Sellers could become liable in connection with the transactions contemplated by this Agreement as a result of any action taken by or on behalf of the Buyer or any of its Affiliates.

6.

COVENANTS.

6.1

 Investigation by the Buyer.

(a)

From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Buyer may, through its representatives (including its counsel, accountants, lenders, and consultants), make such investigations of the properties, offices and operations of the Company and such audit of the financial condition of the Company as it reasonably deems necessary in connection with the transactions contemplated hereby, including any investigations enabling it to familiarize itself with such properties, offices, operations, financial condition and employees; such investigations shall not, however, affect or limit the Company’s or the Sellers’ representations, warranties and agreements hereunder.  The Company and the Major Sellers shall permit the Buyer and its authorized representatives to have reasonable access, upon reasonable prior notice, to the premises and to all books and records and Tax Returns of the Company, and the Buyer shall have the right to make copies thereof and excerpts therefrom.  In connection with such review, upon notice to the Major Sellers, the Buyer and its representatives may contact and communicate with key employees, suppliers, customers, lenders and creditors of the Company.  The Company and the Major Sellers shall timely furnish the Buyer with such financial and operating data and other

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information with respect to the Company and its operations as the Buyer may from time to time reasonably request.

(b)

Representatives of the Buyer shall be entitled to hold meetings and conferences during normal working hours with the Company’s employees upon reasonable notice to the Company, to explain and answer questions about the conditions, policies and benefits of employment in the Buyer’s organization.  Further, the Company and the Major Sellers shall cooperate with the Buyer in communicating to the Company’s employees any information concerning employment in the Buyer’s organization and shall encourage the Company’s employees to remain in the employment of the Company after the Closing.  The Company shall be entitled to have one or more representatives attend all such meetings.

6.2

Carry on in Ordinary Course.

  Except as set forth on Schedule 6.2, from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms:

(a)

the Company shall, and the Major Sellers shall (i) cause the Company to, conduct the Business and operations of the Company in the Ordinary Course of Business, except as required by this Agreement or as otherwise approved by Buyer in writing and (ii) use commercially reasonable best efforts to preserve the present relationships between the Company and its material suppliers, distributors and customers; and

(b)

the Company shall not, except with the Buyer’s prior written consent:

(i)

declare, make or pay any distributions or dividends on or in respect of its share capital now or hereafter outstanding or return any capital to any of the Company’s shareholders in their capacities as such, or redeem, purchase or acquire (other than pursuant to Section 6.10) any of the Company’s share capital now or hereafter outstanding, or make any other distribution or payment to the holders of share capital and/or options to purchase share capital of the Company, other than salaries (and expressly excluding any bonuses) due in the Ordinary Course of Business;

(ii)

make or grant any increases in salary or other compensation or bonuses to employees or grant any employee any severance or termination pay or establish, adopt, enter into or amend any Benefit Plan (except, in each case, as required by applicable Law);

(iii)

make any general adjustment in the type or hours of work of its employees (except as required by applicable Law);

(iv)

enter into or amend any agreement, arrangement or transaction with any Seller or any Associate or Affiliate of the Company or of any Seller (other than agreements with respect to the Opex Loans);

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(v)

permit or engage in any of the actions or transactions set forth in Sections 3.7 or 3.24 (if and to the extent not otherwise covered by this Section 6.2), other than actions or transactions in connection with the Opex Loans and the Capex Loans;

(vi)

acquire, exchange, lease, license or dispose of any properties or assets of the Company, other than the disposal of cash in the Ordinary Course of Business and the purchase of raw materials in the Ordinary Course of Business;

(vii)

other than as contemplated by Section 6.10, issue or grant any shares of share capital, options, warrants or other securities, whether or not such are then exercisable for, convertible into or exchangeable for shares of share capital or such other securities;

(viii)

amend or repeal any of the Company Organizational Documents;

(ix)

incur any Indebtedness (other than the Opex Loans) or grant or permit any of its assets or property, including any Company Intellectual Property, to become subject to, any Lien (other than Permitted Liens and the Liens set forth on Schedule 3.15(a) which shall be terminated as of the Closing Date);

(x)

terminate or amend any agreement set forth on Schedule 3.8(a) or enter into any agreement or arrangement that would, if in effect as of the date hereof, otherwise be required to be set forth on such Schedule 3.8(a);

(xi)

discount or write-off any notes receivable or, other than in the Ordinary Course of Business, any accounts receivable;

(xii)

fail to pay any accounts payable when due or, if no due date is specified or payment is due on receipt, within thirty (30) days of receipt of the applicable invoice or bill;

(xiii)

waive any statute of limitations in respect of Taxes or execute or file with any Governmental Authority any agreement extending the period of assessment or collection of any Taxes;

(xiv)

change any method of accounting for Tax purposes;

(xv)

make or amend any elections for Tax purposes;

(xvi)

amend any Tax Returns or file any claim for Tax refunds, enter into any material closing agreement, settle any Tax claim, audit or assessment or surrender any right to claim a Tax refund, offset or other reduction in Tax liability;

(xvii)

change its taxable year; or

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(xviii)

enter into any agreement or arrangement to take any of the foregoing actions.

6.3

Exclusive Dealings.

  From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Company and the Sellers shall not, and shall cause the Company’s directors, officers, employees, agents, Affiliates not to, directly or indirectly, solicit or initiate the submission of proposals from, or solicit, encourage, entertain or enter into any arrangement, agreement, letter of intent or understanding with, or engage in any negotiations with, or furnish any information to, any Person, other than the Buyer or any representative(s) or agent(s) thereof, with respect to the direct or indirect acquisition of all or any material portion of the business, operations, properties or assets of the Company or any of its securities.  Should the Company, any Seller or any of their respective Affiliates or representatives, during such period, receive any offer or inquiry relating to any such acquisition, or obtain information that such an offer is likely to be made, such Seller or the Company, as applicable, will provide the Buyer with immediate written notice thereof.

6.4

Reasonable Best Efforts

. Each of the parties shall act in good faith and use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable to consummate the transactions contemplated by this Agreement as soon as reasonably practicable.  If all of the conditions to a party’s obligation to close hereunder shall have been satisfied, (other than those conditions precedent that by their nature are to be satisfied at Closing) such party shall diligently proceed to close.  Without limiting the foregoing, the Company and each Seller shall, and shall cause its respective Affiliates to:  (a) use their commercially reasonable best efforts to obtain, on or prior to the Closing, all Consents and waivers applicable to such party and in respect of such party provide all necessary notices to, and make all filings with and applications and submissions to, any Governmental Authority or Person required for the consummation of the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, however, that to the extent that any of such Consents applicable to such party are not obtained by the Closing Date, each such party shall continue to use his, her or its commercially reasonable best efforts thereafter to obtain them; (b) provide all such information concerning such party and its officers, directors, employees, trustees and Affiliates as may be necessary or reasonably requested by another party in connection with the foregoing; and (c) in respect of such party, avoid the entry of, or have vacated or terminated, any injunction, decree, order or judgment that would restrain, prevent or materially delay the consummation of the transactions contemplated by this Agreement, including defending through litigation any claim asserted in any court by any Governmental Authority or other Person.  Notwithstanding the foregoing, neither the Company nor any Seller will be obligated to pay any third party in order to obtain any Consent or waiver.

6.5

Supplemental Disclosure.

  (a) The Company and the Major Sellers agree that, with respect to the representations and warranties made by them in Section 3 of this Agreement, they shall have a continuing obligation up through the Closing promptly to provide detailed disclosure to Buyer with respect to any matter, to their actual knowledge, hereafter arising or discovered that, if existing or known at the date of this Agreement or on the Closing Date, would otherwise have been required to be set forth or described on the Disclosure Schedules; and (b) each Seller agrees with respect to the representations and warranties made by

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such Seller in Section 4 of this Agreement, such Seller shall have a continuing obligation up through the Closing to provide detailed disclosure to Buyer with respect to any matter, to such Seller’s actual knowledge, hereafter arising or discovered, that, if existing or known at the date of this Agreement or on the Closing Date, would otherwise have been required to be set forth or described on the Disclosure Schedules; provided, however, that, in each case, none of such disclosure shall be deemed to modify, amend or supplement the representations and warranties made in this Agreement or the Disclosure Schedules unless the other party(ies) shall have so consented in writing.

6.6

Compounding Actions

.  Promptly after the date hereof and prior to the Closing Date, the Company shall apply for a compounding order with the Reserve Bank of India for violations of the foreign exchange laws of India committed by the Company and shareholders of the Company relating to the issue and/or transfer of the Company Preference Shares to or from non-residents of India (if applicable). On or prior to the Closing Date, the Company shall have completed all corrective measures required pursuant to such compounding order issued by the Reserve Bank of India.

6.7

Tax Certificates

.  Promptly after the date hereof, J. Jayaseelan, Clan Laboratories, S. Suresh and TIPS shall use commercially reasonable efforts to procure and, if received provide to, Buyer a “No Objection Certificate” issued by the appropriate assessing officer under Section 281 of the Tax Act in connection with the purchase and sale of Company Common Shares hereunder.

6.8

Licenses and Certifications

.  Promptly after the date hereof and prior to the Closing Date, the Company shall apply, at the Company’s expense, for any licenses, permits or certifications from any Governmental Authority if such license, permit or certification is necessary and proper for the conduct of the Business by the Company.  After the date hereof and prior to the Closing Date, the Company shall apply, at the Buyer’s expense, for any licenses, permits or certifications from any Governmental Authority requested by Buyer, that the Buyer reasonably deems necessary and proper for the conduct of the Business upon consummation of the transactions contemplated hereby.  The Company shall use reasonable best efforts to obtain all licenses, permits or certifications filed for in accordance with this Section 6.8.

6.9

Corporate Compliance

.  Promptly after the date hereof and prior to the Closing Date, the Company shall:

(a)

update the minute books pertaining to the meetings of the Board of Directors and shareholders of the Company in accordance with the provisions of Section 193(1A) of the Act;

(b)

make all necessary filings with the Registrar of Companies in respect of any issue or transfer of the Company Stock, including filing the prescribed Form 2 with the Registrar of Companies in connection with issuance and allotment of 480 (four hundred and eighty) Company Common Shares to Clan Laboratories;

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(c)

use commercially reasonable efforts to update the Permits as required to change the name appearing thereon from Novel Therapeutics Limited to Edict Pharmaceuticals Private Limited; and

(d)

update and correct the statutory registers, including the register of members and the register of transfers.

6.10

Company Preference Shares

.  Prior to the Closing Date, the Company and each of the Preference Shareholders shall take all actions necessary to convert the Company Preference Shares held by such Preference Shareholder into Company Common Shares and the present and past preference shareholders of the Company shall terminate all agreements executed by them with the Company (in connection with the preference shares of the Company subscribed by them) and waive any outstanding rights thereunder.  In the event the total number of Company Common Shares upon conversion of the Company Preference Shares would exceed the Company Common Shares authorized by the Company, the Company shall increase the authorized share capital of the Company to facilitate the issue of such additional Company Common Shares upon conversion of the Company Preference Shares.

6.11

Records

.  On the Closing Date, the Sellers shall deliver or cause to be delivered to the Buyer at the Company’s office all Company records, including original agreements, documents, books, stock ledgers, minutes, correspondence, and corporate and other records and files, including records and files stored on computer disks or tapes or any other storage medium, in the possession or control of any of the Sellers.

6.12

Maintenance of Insurance

.  From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Company shall maintain in full force and effect its current insurance policies, unless simultaneously with any termination or lapse thereof, replacement policies shall be in full force and effect that provide coverage for the same risks and at levels and amounts equal to or greater than the coverage provided under such policies as of the date hereof.

6.13

Resignations; Powers of Attorney

.  On or prior to the Closing Date, the Company and the Major Sellers shall cause to be delivered to the Buyer duly executed resignations, effective as of the Closing, of those officers and directors of the Company and duly executed terminations of such powers of attorney relating to the Company, effective as of the Closing Date, in each case, as shall be requested by the Buyer on or before the Closing Date.

6.14

Payoff of Company Indebtedness

.  No later than five (5) business days prior to the Closing Date, the Company will cause to be delivered to the Buyer payoff letters (the “Payoff Letters”) from each of the Company Creditors, which letters shall specify the aggregate amount required to be paid in order to repay in full the Company Indebtedness related to such Payoff Letter (including any and all accrued but unpaid interest and prepayment penalty obligations due upon repayment) and payment instructions on the projected Closing Date, as well as the per diem amount to be added thereto in the event that the actual Closing Date is a date subsequent to the projected Closing Date.  Each such Payoff Letter shall be in a form reasonably satisfactory to the Buyer and will include customary undertakings to deliver, upon payment of

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the amounts set forth in such Payoff Letters, (a) a charge release and loan facility satisfaction letter to the Buyer, which letter shall include an agreement by such Company Creditor to file a Form 17, (b) any collateral in the possession of such Company Creditor, including, with respect to the State Bank of India, all original title documents with respect to the Facility, and (c) such other instruments as may be required to effect or evidence the release of the Liens held by such Company Creditor.

6.15

Termination of Guaranty

.  On or prior to the Closing Date, the Company shall cause the Guaranty to be terminated pursuant to a termination agreement in a form reasonably satisfactory to the Buyer.

6.16

Public Announcements

.  The Company and the Sellers agree that the Buyer shall control the public announcement of the transactions contemplated by this Agreement, and neither the Company nor any of the Sellers shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Buyer.

6.17

Sellers’ Further Assurances

.  From time to time on and after the Closing Date, and without any further consideration but at the Buyer’s expense, each Seller shall, and shall cause its Affiliates and Associates to, execute and deliver such other instruments of conveyance, assignment, transfer and delivery and take such other actions as the Buyer may reasonably request in order more effectively to transfer to and to place the Buyer in possession or control of, all of the rights, properties, assets and businesses intended to be transferred hereby, to assist in the collection and enforcement of any and all such rights, properties and assets and to enable the Buyer to exercise and to enjoy all of the rights and benefits of the Company with respect thereto.

6.18

Buyer’s Further Assurances

.  After the Closing Date, the Buyer shall, and the Buyer shall cause the Company to, use reasonable best efforts to pursue timely completion of each of the achievements set forth in Sections 2.2(c)(i), (ii) and (iii) in good faith based on the Buyer’s reasonable business judgment. Without limiting the generality of the foregoing, and subject thereto, the Buyer shall take, and cause the Company to take, the following actions: (a) file any necessary forms, documents, information reports or notices in connection with the Requested ANDAs, (b) timely submit responses to information, document or other requests from the FDA or any other Governmental Authority, (c) pay any application or filing fees and (d) permit FDA or any other Governmental Authority to inspect the Facility.

7.

CERTAIN TAX MATTERS

.

7.1

Tax Indemnification

.  The Major Sellers hereby jointly and severally agree to indemnify, defend and hold harmless the Company, the Buyer and their respective directors, officers, shareholders, agents, Affiliates, successors and permitted assigns from and against, and shall pay and reimburse the foregoing Persons for, any and all losses, liabilities, claims, obligations, penalties, damages, costs and expenses (including all reasonable attorneys’ fees and disbursements and other costs incurred or sustained by an Indemnitee in connection with the investigation, defense or prosecution of any such claim or any action or proceeding

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between the Indemnitee and the Indemnifying Party or between the Indemnitee and any third party or otherwise), whether or not involving a third-party claim (collectively, “Losses”), relating to or arising out of (a) all Taxes of the Company for all taxable periods ending on or prior to the Closing Date and the portion of the taxable period through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date (the “Pre-Closing Tax Period”); (b) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date; (c) all Taxes of any Person (other than the Company) imposed on the Company as a transferee, successor or as the alter ego of any such Person, by contract or pursuant to Law to the extent such Taxes are related to the execution of a contract, completion of a transaction or other similar event occurring on or prior to the Closing; and (d) any and all Taxes or Losses that may be imposed or incurred on or by the Buyer on account of the provisions of Section 281 of the Tax Act; provided that the Major Sellers shall not be responsible for penalties or interest in respect to any Tax liability of the Company as a result of a failure to file or a late filing of any Tax Return after the Closing Date which is the responsibility of the Buyer to prepare and file in accordance with Section 7.3.  Subject to the indemnification procedures of Section 10.4 relating to Third Party Claims, the Major Sellers shall, jointly and severally, reimburse the Buyer for any Taxes of the Company covered by this Section 7.1 or that are the responsibility of the Major Sellers pursuant to this Section 7.1 within five (5) days after notice to the Major Sellers of the payment of such Taxes by the Buyer or the Company.   Other than for fraud, in no event shall the Major Sellers be liable under this Section 7 for punitive damages for Direct Claims.  For the avoidance of doubt, the parties acknowledge and agree that punitive damages awarded in favor of a third-party in connection with a claim that is indemnifiable hereunder shall constitute direct damages of the Indemnitee and shall be fully recoverable hereunder subject to the limitations set forth in Section 10.

7.2

Straddle Period

.  In the case of any taxable period that includes, but does not end on, the Closing Date (a “Straddle Period”), the amount of any Taxes based on or measured by receipts of the Company and any sales, use and other similar Taxes for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date and the amount of other Taxes of the Company for a Straddle Period that relate to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for such entire Straddle Period multiplied by a fraction, the numerator of which shall be the number of days in the taxable period ending on the Closing Date and the denominator of which shall be the total number of days in such Straddle Period.

7.3

Tax Periods Ending on or before the Closing Date

.  The Buyer shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns for the Company for all periods ending on or prior to the Closing Date that are filed after the Closing Date and all Straddle Period Tax Returns; provided that the Buyer shall provide copies of such Tax Returns and all other relevant documents or work papers to the Sellers and the Sellers’ accountants a reasonable period of time in advance of the filing deadline or the filing of such Tax Returns.  Buyer will consult with Sellers and Sellers’ accountants in respect of such Tax Returns.

7.4

Cooperation on Tax Matters.

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(a)

The Buyer, the Company and the Sellers shall cooperate, as and to the extent reasonably requested by any other party, in connection with the filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes pursuant to this Section 7.  Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding and making employees or representatives available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder.  The Company (after the Closing) shall (i) retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the applicable statute of limitations for the respective taxable periods, and (ii) abide by all record retention agreements entered into with any taxing authority.

(b)

Each of the Buyer and the Sellers shall, upon request from the other party, use reasonable best efforts to obtain any certificate or other document from any Governmental Authority or other Person as may be necessary to mitigate, reduce, defer or eliminate any Tax that could be imposed (including, but not limited to, any Tax with respect to the transactions contemplated hereby).

7.5

Certain Taxes

.  All transfer (including real property), documentary, sales, stamp, registration and other similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by the Buyer when due.  The Sellers will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, stamp, registration and other similar Taxes and fees.  If required by applicable Law, the Buyer will, and will cause its Affiliates to, join in the execution of any such Tax Returns and other documentation.

7.6

Treatment of Indemnity Payments

.  It is the intent of the parties that amounts paid under this Section 7 and Section 10 shall represent an adjustment to the Purchase Price and the parties will report such payments consistent with such intent.

8.

CONDITIONS TO CLOSING.

8.1

Conditions to the Buyer’s Obligation to Close

.  The obligation of the Buyer to close the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, any one or more of which may be waived by the Buyer in writing at or prior to the Closing:

(a)

Agreements and Conditions.  On or before the Closing Date, the Sellers and the Company shall have complied with and duly performed, in all material respects, all agreements, covenants and conditions on their part to be complied with and performed pursuant to or in connection with this Agreement on or before the Closing Date.

(b)

Representations and Warranties. The representations and warranties of the Sellers and the Company contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement, and shall be true and correct in all material respects on and as of the Closing Date, without giving effect to any supplement to

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the Disclosure Schedules, except (i) any representation and warranty made as of a specified date shall continue to be true and correct in all material respects as of such date and (ii) any representation and warranty that is qualified by the term “material,” or contains terms such as “Material Adverse Effect” shall be true and correct in all respects on and as of the Closing Date as so written.

(c)

No Legal Proceedings.  No injunction or decree prohibiting or materially restricting or delaying the consummation of the transactions contemplated hereby shall have been issued by any Governmental Authority and remain in force.  As of the Closing Date, (i) no court or governmental suit, action or proceeding shall have been instituted or threatened (in writing) to restrain or prohibit the transactions contemplated hereby and (ii) except as set forth on Schedule 3.11 on the date hereof, no court or governmental suit, action or proceeding that involves a demand for injunctive relief or patent infringement or a judgment or Liability, whether or not covered by insurance, in excess of $1,500,000 shall have been instituted against the Company.

(d)

Loss, Damage or Destruction.  Between the date hereof and the Closing Date, there shall not have been any loss, damage or destruction to the Facility in excess of $1,000,000 in the aggregate.

(e)

No Material Adverse Effect.  There shall have been no Material Adverse Effect since March 31, 2010.

(f)

Sellers’ and Officer’s Certificate.  The Buyer shall have received a certificate dated the Closing Date and executed by the Sellers and the Chief Executive Officer or Chief Financial Officer of the Company to the effect that the conditions set forth in Sections 8.1(a) through 8.1(e) shall have been satisfied.

(g)

Secretary’s/Director’s Certificate of the Company.  The Buyer shall have received a certificate, dated the Closing Date and executed by the Secretary or a director of the Company (i) certifying the incumbency and signatures of the officers of the Company authorized to act on behalf of the Company in connection with the transactions contemplated hereby, (ii) certifying that the outstanding shares of Company Common Shares are fully paid, validly issued and registered in the name of the Sellers, and (iii) attaching and certifying as true and complete copies of (A) the Company Organizational Documents, all as may have been amended up through the Closing Date and (B) the resolutions duly adopted by the Board of Directors at a meeting of the Board of Directors (1) authorizing and approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and (2) endorsing and delivering original share certificates for the Company Common Shares evidencing the Buyer as the lawful and beneficial owner of the Company Common Shares.

(h)

Secretary’s Certificate of Clan Laboratories.  The Buyer shall have received a certificate, dated the Closing Date and executed by the Secretary of Clan Laboratories, (i) certifying the incumbency and signatures of the officers of Clan Laboratories authorized to act on behalf of Clan Laboratories in connection with the transactions contemplated hereby and (ii)

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attaching and certifying as true and complete copies of (A) the Certificate of Incorporation, Memorandum of Association and Articles of Association of Clan Laboratories, all as may have been amended up through the Closing Date and (B) the resolutions duly adopted by the Board of Directors of Clan Laboratories authorizing and approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(i)

Secretary’s Certificate of TIPS.  The Buyer shall have received a certificate, dated the Closing Date and executed by the Secretary of TIPS, (i) certifying the incumbency and signatures of the officers of TIPS authorized to act on behalf of TIPS in connection with the transactions contemplated hereby and (ii) attaching and certifying as true and complete copies of (A) the Certificate of Incorporation, Memorandum of Association and Articles of Association of TIPS, all as may have been amended up through the Closing Date and (B) the resolutions duly adopted by the Board of Directors of TIPS authorizing and approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(j)

Environmental Assessment.  The environmental assessment reports delivered by the Buyer’s environmental consultant, ERM, shall not indicate (i) the presence of any hazardous substance, hazardous waste, contaminant or pollutant that would require remediation, corrective action or removal resulting in the expenditure of more than or equal to $1,000,000; or (ii) any violation of any permit or environmental law or regulation that would result in the expenditure of more than or equal to $1,000,000 to cure such violation.

(k)

Opinion of Counsel.  The Sellers and the Company shall have furnished the Buyer with opinions of Zukerman Gore Brandeis & Crossman, LLP and HSB Partners, counsel for the Company and the Sellers, dated as of the Closing Date, in form and substance reasonably satisfactory to the Buyer.

(l)

Consents.  All Consents shall have been obtained and delivered to the Buyer.

(m)

Compounding Actions. The Company shall have obtained a compounding order from the Reserve Bank of India for each of the violations of the foreign exchange laws of India relating to the issue and/or transfer of the Company Preference Shares to or from non-residents of India, if applicable, and completed all corrective measures required pursuant to such compounding order.

(n)

Employment Agreement.  The Buyer shall have received the Employment Agreement and the related Secondment Letter between the Buyer, the Seller and M. Shanmugam, both of which shall have been duly executed and delivered by M. Shanmugam on the date of this Agreement, and which shall be binding on M. Shanmugam, on the terms and conditions thereof, as of the Closing Date.

(o)

Consulting Agreement.  The Buyer shall have received the Consulting Agreement, which shall have been duly executed and delivered by J. Jayaseelan on

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the date of this Agreement, and which shall be binding on J. Jayaseelan, on the terms and conditions thereof, as of the Closing Date.

(p)

Seller Releases.  The Buyer shall have received all of the Seller Releases duly executed and delivered by the Sellers.

(q)

Terminations of Powers of Attorney.  The Buyer shall have received terminations of powers of attorney requested by the Buyer pursuant to Section 6.13.

(r)

Liens.  The Company shall have delivered to the Buyer satisfactory evidence that all Liens set forth on Schedule 3.15(a) in respect of the properties and assets of the Company (other than Permitted Liens) shall be discharged at or prior to Closing.

(s)

Termination of Guaranty.  The Company shall have delivered to the Buyer a duly executed termination of the Guaranty, in form and substance reasonably satisfactory to Buyer.

(t)

Cancellation of Promissory Note.  The Company shall have delivered to the Buyer a duly executed cancellation of the Demand Promissory Note in the principal amount of Rs. 25,00,00,000/-, dated July 11, 2009, issued by the Company to J. Jayaseelan in connection with the Memorandum of Understanding, dated July 11, 2009, by and between M. Shanmugam and J. Jayaseelan, in form and substance reasonably satisfactory to the Buyer.

(u)

Conversion of the Company Preference Shares. The Company and the Preference Shareholders shall have converted all Company Preference Shares into Company Common Shares.

(v)

Title Insurance.  The Buyer shall be in a position to obtain title insurance on the Facility in form and substance reasonably satisfactory to it by insuring title to property.

(w)

Tax Certificates.  The Buyer shall have received from J. Jayaseelan, Clan Laboratories, S. Suresh and TIPS “No Objection Certificates” issued by the appropriate assessing officer under Section 281 of the Tax Act in connection with the purchase and sale of Company Common Shares hereunder.

(x)

Other Closing Deliveries.  The Buyer shall have received at or prior to the Closing such other documents, instruments and certificates as the Buyer may reasonably request in order to effectuate the transactions contemplated hereby.

8.2

Conditions to the Sellers’ Obligations to Close

.  The obligations of each Seller to close the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions, any one or more of which may be waived by the Sellers in writing at or prior to the Closing:

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(a)

Agreements and Conditions.  On or before the Closing Date, the Buyer shall have complied with and duly performed, in all material respects, all agreements, covenants and conditions on its part to be complied with and performed pursuant to or in connection with this Agreement on or before the Closing Date, including payment of the Closing Consideration to the Sellers on the Closing Date.

(b)

Representations and Warranties. The representations and warranties of the Buyer contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement, and shall be true and correct in all material respects on and as of the Closing Date, without giving effect to any supplement to the Disclosure Schedules, except (i) any representation and warranty made as of a specified date shall continue to be true and correct in all material respects as of such date and (ii) any representation and warranty that is qualified by the term “material,” or contains terms such as “Material Adverse Effect” shall be true and correct in all respects on and as of the Closing Date as so written.

(c)

No Legal Proceedings.  No injunction or decree prohibiting or materially restricting or delaying the consummation of the transactions contemplated hereby shall have been issued by any Governmental Authority and remain in force, and no court or governmental suit, action or proceeding shall have been instituted or overtly threatened to restrain or prohibit the transactions contemplated hereby.

(d)

Officer’s Certificate.  The Sellers shall have received a certificate dated the Closing Date and executed by an authorized officer of the Buyer to the effect that the conditions set forth in Sections 8.2(a), 8.2(b) and 8.2(c) shall have been satisfied.

(e)

Incumbency Certificate of Buyer.  The Sellers shall have received a certificate, dated the Closing Date and executed by the Secretary of the Buyer, certifying the incumbency and signatures of the officers of the Buyer authorized to act on behalf of the Buyer in connection with the transactions contemplated hereby.

9.

TERMINATION

9.1

Termination

.  Subject to the provisions of Section 9.2, this Agreement may be terminated at any time prior to the Closing Date by any of the following:

(a)

by the mutual written agreement of the Buyer and the Company;

(b)

by either the Buyer or the Company, if the Closing shall not have occurred by August 31, 2011, upon written notice by such terminating party; provided that at the time such notice is given, a material breach of this Agreement by such terminating party shall not be the principal reason for the failure of the Closing to occur;

(c)

by the Buyer, by written notice to the Company and the Sellers, if there has been a material violation or breach of any of the Sellers’ or the Company’s covenants or agreements made herein or if any representation or warranty of the Sellers or the Company contained herein is materially inaccurate or misleading;

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(d)

by the Buyer, by written notice to the Company, if:

(i)

any third-party attempts to acquire title or rights in or to the Facility; or

(ii)

in the event of an occurrence of a Material Adverse Effect.

(e)

by the Company and the Major Sellers, by written notice to the Buyer, if there has been a material violation or breach of any of the Buyer’s covenants or agreements made herein or if any representation or warranty of the Buyer contained herein is inaccurate or misleading.

9.2

Effects of Termination

.  If this Agreement shall be terminated as provided in Section 9.1, then this Agreement shall forthwith become void and there shall be no continuing obligation on the part of the parties (or any of their respective shareholders, officers, directors, employees, legal beneficiaries, successors or Affiliates); provided, that no party shall be relieved of any Losses occurring or sustained as a result of a breach of any of such party’s representations, warranties, covenants or agreements contained herein.  Notwithstanding any termination of this Agreement, the provisions of Section 6.16 and 12 and this Section 9 shall survive.

10.

SURVIVAL; INDEMNIFICATION.

10.1

Survival of Representations, Warranties and Covenants

.  Notwithstanding any right of the Buyer to investigate the Business and condition of the Company, the Buyer shall be entitled to rely upon the representations, warranties, covenants and agreements of the Company and the Sellers.  All representations and warranties contained in this Agreement (as qualified by the Disclosure Schedules) and in all certificates required hereby to be delivered shall survive the Closing Date for a period of ****, and shall automatically terminate at the end of such period; provided, however, that (a) any such representations and warranties shall survive the time(s) that they would otherwise terminate with respect to claims of which notice has been given as provided in Section 10.4 prior to such termination and, in such case, the applicable representations and warranties shall survive until final resolution of such claim; and (b) such time limitation shall not apply to the representations and warranties contained in (i) Sections 3.6(e) (Indebtedness), 3.13 (Environmental Matters) and 3.15 (Title to Properties; Real Property), which shall survive for a period of ****, (ii) Sections 3.10 (Tax Matters), 3.27 (Brokers) and 4.6 (Adequate Consideration; No Tax Proceeding), which shall survive until ****, and (iii)  Sections 3.1 (Organization; Good Standing; Power), 3.2 (Capitalization; Options; Seller Rights), 3.3 (Due Authorization; Validity; No Conflicts), 4.1 (Organization; Good Standing; Power), 4.2 (Due Authorization; Validity; No Conflicts), 4.3 (Stock Ownership), 5.1 (Organization and Power) and 5.2 (Due Authorization; Validity; No Conflicts), which shall survive ****.  Each covenant and agreement contained in this Agreement will survive the Closing in accordance with its terms.

10.2

Indemnification by the Sellers.

(a)

Subject to the limitations set forth in Sections 10.1, 10.4 and 10.5, after the Closing Date, the Major Sellers shall jointly and severally

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indemnify, defend and hold harmless the Buyer, its Affiliates (including the Company) and their directors, officers, shareholders, agents, successors and permitted assigns (collectively, the “Buyer Indemnified Persons”) from and against, and shall pay and reimburse the foregoing Persons for, any and all Losses relating to or arising out of:

(i)

the breach (or alleged breach if asserted by a third party) of any representation or warranty in Section 3 of this Agreement or in any certificate delivered by or on behalf of the Company in connection herewith, or any covenant or agreement of any of the Sellers (other than breaches of Sections 6.7 or 11) or the Company contained in this Agreement or in any certificate delivered by or on behalf of the Company in connection herewith;

(ii)

acts or omissions of the Company or the conduct of the business or operations of the Company prior to September 25, 2007; or

(iii)

the failure of the Sellers to pay or reimburse the Company for any Seller Transaction Expenses in accordance with Section 12.5.

(b)

Subject to the limitations set forth in Sections 10.1, 10.4 and 10.5, after the Closing Date, each Seller shall severally and not jointly indemnify, defend and hold harmless Buyer Indemnified Persons from and against, and shall pay and reimburse the foregoing Persons for, any and all Losses relating to or arising out of the breach (or alleged breach if asserted by a third party) of any representation or warranty of such Seller in Section 4 of this Agreement or in any certificate delivered by or on behalf of such Seller in connection herewith or the breach by such Seller of any covenant or agreement of such Seller in Sections 6.2, 6.3, 6.4, 6.5, 6.7, 6.10, 6.11, 6.13, 6.16, 6.17 or 11 of this Agreement.

10.3

Indemnification by the Buyer

.  The Buyer shall indemnify, defend and hold harmless the Sellers and their Affiliates, successors and permitted assigns (collectively, the “Seller Indemnified Persons”) from and against, and shall pay and reimburse the foregoing Persons for, any and all Losses relating to or arising out of the breach (or alleged breach if asserted by a third party) of any representation, warranty, covenant or agreement of the Buyer contained in this Agreement or any certificate delivered by or on behalf of the Buyer in connection herewith.

10.4

Procedures for Indemnification; Defense

.  The party making a claim under Section 7.1 or this Section 10 is referred to as the “Indemnitee,” and the party against whom such claims are asserted under this Section 10 is referred to as the “Indemnifying Party.”

(a)

Third Party Claims.  If any Indemnitee receives notice of the assertion or commencement of any action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a representative of the foregoing (a “Third Party Claim”) against such Indemnitee with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnitee shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than ten (10) calendar days after receipt of such notice of such Third Party Claim.  The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its

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indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure.  Such notice by the Indemnitee shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof to the extent reasonably available and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnitee.  The Indemnifying Party shall have the right to participate in, or if it shall have acknowledged in writing its obligation to provide indemnification to the Indemnitee in respect thereof, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnitee shall cooperate in good faith in such defense; provided that if the Indemnifying Party is a Seller, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third Party Claim that seeks an injunction or other equitable relief against the Indemnitee.  In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 10.4(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnitee.  The Indemnitee shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof.  The fees and disbursements of such counsel shall be at the expense of the Indemnitee; provided that if in the reasonable opinion of counsel to the Indemnitee, (A) there are legal defenses available to an Indemnitee that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnitee that is not waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnitee in each jurisdiction for which the Indemnitee determines counsel is required.  If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnitee in writing of its election to defend, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnitee may pay, compromise and defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim.  Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available, subject to the provisions of Section 11.4, records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

(b)

Settlement of Third Party Claims.   Notwithstanding any other provision of this Agreement, neither the Indemnifying Party nor, in the case of a Third Party Claim seeking injunctive or other equitable relief, the Indemnitee shall enter into a settlement or compromise of any Third Party Claim without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned.

(c)

Direct Claims.  Any action by an Indemnitee on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnitee giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than ten (10) days after the Indemnitee becomes aware of such Direct Claim.  The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits

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rights or defenses by reason of such failure.  Such notice by the Indemnitee shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof to the extent reasonably available and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnitee.  The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim.  The Indemnitee shall allow the Indemnifying party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnitee shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnitee’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request.  If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnitee shall be free to pursue such remedies as may be available to the Indemnitee on the terms and subject to the provisions of this Agreement.

(d)

Cooperation.  Upon a reasonable request by the Indemnifying Party, each Indemnitee seeking indemnification hereunder in respect of any Direct Claim, hereby agrees to consult with the Indemnifying Party and act reasonably to take actions reasonably requested by the Indemnifying Party in order to attempt to reduce the amount of Losses in respect of such Direct Claim.  Any costs or expenses associated with taking such actions shall be included as Losses hereunder.

10.5

Limitations on Indemnification.

(a)

Notwithstanding any provision contained in this Section 10 to the contrary, (i) the Buyer Indemnified Persons shall not be entitled to assert any claim for indemnification in respect of breach(es) of representations and warranties under Section 10.2 until such time as all claims for indemnification under Section 10.2 by the Buyer Indemnified Persons against the Sellers hereunder shall exceed **** in the aggregate (the “Basket”), but then all such amounts shall be recoverable and (ii) any indemnification obligations of the Sellers under this Agreement for breaches of representations and warranties shall not exceed an aggregate amount of **** (the “Claims Limitation”); provided, however, that the Basket and the Claims Limitation shall not apply (A) if the Indemnifying Party shall have provided information to the Buyer or to the Company and the Sellers, as the case may be, in connection herewith or made any representation or warranty contained herein that, in either case, was fraudulent or was known to be inaccurate when made or (B) to any breach(es) of the representations and warranties contained in Sections 3.2 (Capitalization; Options; Seller Rights), 3.3 (Due Authorization; Validity; No Conflicts), 3.6(e) (Indebtedness), 3.10 (Tax Matters), 3.13 (Environmental Matters), 3.15 (Title to Properties; Real Property), 3.27 (Brokers), Section 4.2 (Due Authorization; Validity; No Conflicts), 4.3 (Stock Ownership) or 4.6 (Adequate Consideration; No Tax Proceeding).  There shall be no duplications of amounts payable by the Major Sellers under Section 7 and Section 10 in respect to any Tax matter.

(b)

Except for the indemnification provisions set forth in this Section 10 or Section 7, no provision of this Agreement is intended to confer any third party beneficiary

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rights, including any extension of any statute of limitations pertaining to suits, actions or proceedings brought by third parties.

(c)

The amount of any claim by an Indemnitee pursuant to Section 10.2 or 10.3 will be reduced by the amount of any insurance proceeds actually realized by the Indemnitee in respect of such claim or the facts or events giving rise to such indemnity obligation.  If the indemnified party realizes such insurance proceeds after the date on which an indemnity payment has been made to the indemnified party, the indemnified party shall promptly make payment to the indemnifying party in an amount equal to such insurance proceeds; provided such payment shall not exceed the amount of the indemnity payment.

(d)

Other than for fraud, in no event shall any party be liable under this Section 10 for punitive damages for Direct Claims.  For the avoidance of doubt, the parties acknowledge and agree that punitive damages awarded in favor of a third-party in connection with a claim that is indemnifiable hereunder shall constitute direct damages of the Indemnitee and shall be fully recoverable hereunder subject to the limitations set forth in this Section 10.5.

10.6

Indemnification in Case of Strict liability or Indemnitee Negligence

.  The indemnification provisions in this Section 10 shall be enforceable regardless of whether the liability is based upon past, present or future acts, claims or legal requirements and regardless of whether any Person (including the Person from whom indemnification is sought) alleges or proves the sole, concurrent, contributory or comparative negligence of the Person seeking indemnification or the sole or concurrent strict liability imposed upon the Person seeking indemnification.

10.7

Right to Offset

.  Subject to the limitations set forth in Sections 10.1, 10.4 and 10.5, the Buyer shall have the right to offset against any amounts to be paid by the Buyer to the Sellers pursuant to Section 2.2 to satisfy an indemnification claim brought by the Buyer in accordance with this Section 10.

10.8

Exclusive Remedy

.  If the Closing occurs, the remedies provided for in this Section 10 and Section 7 shall be the sole and exclusive remedies and shall be in lieu of all other remedies for any breach of any representation or warranty or the failure to perform or comply with any covenant, agreement or other provision of this Agreement; provided, however, that the foregoing clause of this sentence will not be deemed a waiver by either party of any right to specific performance or injunctive relief in accordance with applicable Law and, provided, further, that nothing in this Agreement (including this Section 10.8) will limit or restrict either party’s right to maintain or recover any amounts in connection with any action or claim based upon fraud or willful misrepresentations.

11.

NON-COMPETITION; CONFIDENTIALITY.

11.1

Non-Competition

.  Each Major Seller acknowledges that (a) the Buyer would not have entered into this Agreement but for the agreements and covenants contained in this Section 11 and (b) the agreements and covenants contained in this Section 11 are essential to protect the business and goodwill of the Company and the Business.  To induce the Buyer to

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enter into this Agreement, each Major Seller hereby severally, and not jointly, agrees that following the Closing Date and for a period of **** thereafter (the “Restricted Period”), such Major Seller shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or retained by, render services to, provide financing (equity or debt) or advice to any business engaged in the business of researching, developing, distributing and/or manufacturing generic pharmaceutical products for distribution, directly or through a third party in (i) any country where the Buyer or any of its Affiliates has commenced distribution, marketing or sales of generic pharmaceutical products prior to the date that such other business has commenced distribution, marketing or sales of generic pharmaceutical products in such country or (ii) in the United States of America; provided, however, that nothing contained herein shall (A) prevent the purchase or ownership by any Major Seller of less than ten (10%) percent of the outstanding equity securities of any class of securities of a company registered under Section 12 of the Securities and Exchange Act of 1934, as amended, or (B) restrict or prevent any Major Seller from, directly or indirectly, owning, managing, operating, joining, controlling or participating in the ownership, management, operation or control of, or being employed or retained by, rendering services to, providing financing (equity or debt) or advice to, or otherwise be connected in any manner with any business engaged in the business of researching, developing, distributing and/or manufacturing generic pharmaceutical products solely for distribution (whether directly or through a third party) (1) outside both (x) countries where the Buyer or any of its Affiliates has commenced distribution, marketing or sales of generic pharmaceutical products and (y) the United States of America or (2) in a country other than the United States of America in which such business is engaged in such conduct before the Buyer or any of its Affiliates has commenced distribution, marketing or sales of generic pharmaceutical products, regardless of the location of the facilities, offices, management, properties or assets of such business.

11.2

Non-Solicitation.

  Except as set forth on Schedule 11.2, during the Restricted Period, each Seller severally, and not jointly, agrees that such Seller shall not, directly or indirectly, hire, engage, offer to hire, divert, entice away, solicit or in any other manner persuade or attempt to persuade (a “Solicitation”) any Person who is, or was, at any time within the 12-month period prior to such Solicitation, an officer, director, employee, agent, licensor, licensee, customer, or supplier of the Buyer or the Company to discontinue, terminate or adversely alter his, her or its relationship therewith.

11.3

Non-Disruption.

  Except as set forth on Schedule 11.2, During the Restricted Period, each Seller severally, and not jointly, agrees that such Seller shall not, directly or indirectly, interfere with, disrupt or attempt to disrupt any present or prospective relationship, contractual or otherwise, between the Buyer or the Company or any of their Affiliates, on the one hand, and any of their customers, contractees, suppliers or employees, on the other hand.

11.4

Confidentiality.

  From and after the Closing Date, each Seller severally, and not jointly, agrees that such Seller shall not at any time, directly or indirectly, use, exploit, communicate, disclose or disseminate any Confidential Information in any manner whatsoever (except disclosure to their personal financial or legal advisors and as may be required under legal process by subpoena or other court order; provided, that such Seller will take reasonable steps to

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provide the Buyer with sufficient prior written notice in order to contest such requirement or order).

11.5

Remedies upon Breach.

  Each Seller severally, and not jointly, acknowledges and agrees that: (a) the Buyer (and the Company) would be irreparably injured in the event of a breach by such Seller of any of his, her or its obligations under this Section 11; (b) monetary damages would not be an adequate remedy for such breach; (c) the Buyer (and the Company) shall be entitled (without the need to post any bond) to injunctive relief, in addition to any other remedy that they may have, in the event of any such breach; and (d) the existence of any claims that such Seller may have against the Buyer (or the Company), whether under this Agreement, any Ancillary Agreement or otherwise, shall not be a defense to (or reason for the delay of) the enforcement by the Buyer (and the Company) of any of their rights or remedies under this Agreement.

12.

MISCELLANEOUS PROVISIONS.

12.1

Execution in Counterparts.

  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document, and will become effective when all counterparts which together contain the signatures of each party hereto will have been delivered to the Company, the Sellers and Buyer, which delivery may be by facsimile transmission or other electronic means.

12.2

Notices.

  All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be delivered personally delivered by a recognized overnight courier or express mail service for next business day delivery (and requiring proof of delivery or receipt) or posted in the United States mail by registered or certified mail, with postage pre-paid, return receipt requested, and shall be deemed given when so delivered personally, the next day after delivered to such overnight courier or express mail service or five (5) business days after the date of mailing, as follows:

(a) If to the Buyer (and following the Closing, the Company) to: 300 Tice Boulevard Woodcliff Lake, NJ 07677 Attention: General Counsel Tel. No.: 201-802-4215	with a copy to (which shall not constitute notice): K&L Gates LLP 599 Lexington Avenue New York, NY 10022 Attn: Whitney J. Smith, Esq. Tel. No.: 212-536-3930

(b)

If to the Sellers or the Sellers’ Representative (and prior to
Closing, the Company):

Edict Pharmaceuticals Private Limited

1/58, Pudupakkam Main Road,

Pudupakkam, Kelambakka - 603

103, Chennai,

Tamil Nadu, India

Attn:  Mr. J. Jayaseelan

Tel. No.:  +91 44-27474516

with a copy to (which shall not constitute notice): Zukerman Gore Brandeis & Crossman, LLP 875 Third Avenue New York, NY 10022 Attn: Joseph E. Maloney, Esq. Tel. No.: 212-223-6700
Clan Laboratories Private Limited 1/58, Pudupakkam Main Road, Pudupakkam, Kelambakkam - 603 103, Chennai Tamil Nadu, India Attn: Mr. J. Jayaseelan ****
Muthusamy Shanmugam 9 Revere Road Monmouth Junction, NJ 08852 ****
Jaganathan Jayaseelan ****
Seema Suresh ****

Thertha Investment & Portfolio

                        Services Private Limited,

Flat No. 1, Prasanna Enclave, No. 30,

                         Bharathi Avenue, 2nd Street,

Kotturpuram, Chennai – 600085,

                        Tamil Nadu, India

Attn:  Mrs. Seema Suresh

Tel. No.:  ****

Any party may, by notice given in accordance with the provisions of this Section 12.2 to the other parties, designate another address or individual for receipt of notices hereunder.

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12.3

Amendments; Waivers.

  This Agreement may be amended or modified at any time and any provision(s) waived, but only by a written instrument executed by all of the parties.

12.4

Entire Agreement.

  This Agreement and the Ancillary Agreements constitute the entire agreement between the parties with respect to the subject matter hereof and thereof, and supersede all prior term sheets, agreements and understandings, oral and written, between the parties with respect to the subject matter hereof and thereof.

12.5

Fees and Disbursements.

  The Buyer shall pay all costs and expenses, including the fees and disbursements of any counsel, accountants or other advisors retained or incurred by it in connection with the preparation, execution, delivery and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby or thereby, whether or not the transactions contemplated hereby or thereby are consummated.  The Sellers (and not the Company) shall be responsible for all costs and expenses, including the fees and disbursements of any counsel, accountants or other advisors retained or incurred by the Sellers or the Company in connection with the preparation, execution, delivery and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby or thereby and any costs, expenses or penalties resulting from or arising out of any compounding applications filed by the Company or any Seller with the Reserve Bank of India (“Seller Transaction Expenses”), if the transactions contemplated hereby or thereby are consummated.  Two days before the Closing, the Sellers and the Company shall provide an accounting of any Seller Transaction Expenses paid by the Company prior to the Closing Date. Any Seller Transaction Expenses paid by the Company prior to the Closing Date shall be reimbursed by the Sellers to the Company from the Closing Consideration if not reimbursed to the Company prior to the Closing Date.  If the transactions contemplated hereunder are not consummated the Company and the Sellers shall be responsible for all Seller Transaction Expenses.

12.6

Assignment.

  This Agreement may not be assigned by the Company or the Sellers without the prior written consent of the Buyer; provided, however, that the Buyer may assign or delegate any or all rights or obligations hereunder to an Affiliate; provided that such Affiliate has the financial capability to make all payments that may be required under Section 2.2; and provided, further, that the Buyer may assign or delegate any or all of its rights or obligations hereunder, including its rights under Sections 7 and 10, to any subsequent purchaser of the Business, the Company or the Buyer or all or substantially all of the Buyer’s or the Company’s assets; provided that the applicable assignee or transferee has the financial capability to make all payments that may be required under Section 2.2.

12.7

Binding Effect; Benefits.

  This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective heirs, legal representatives, successors and permitted assigns.  Except as provided in Sections 10.2 and 10.3, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties, and their respective heirs, legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under, in connection with or by reason of this Agreement.

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12.8

Severability

.  If in any jurisdiction any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

12.9

Appointment and Duties of Sellers’ Representative.

(a)

Each Seller hereby irrevocably appoints Jaganathan Jayaseelan to act as the “Sellers’ Representative” on his, her or its behalf hereunder and under all other agreements and certificates contemplated by this Agreement, including any certificates required to be delivered pursuant to Section 8.1, and to perform his, her or its obligations hereunder and thereunder.  Each Seller hereby irrevocably authorizes the Sellers’ Representative to take such actions on his, her or its behalf and to exercise such powers as are provided to the Sellers’ Representative by the terms and provisions of this Agreement, together with such actions and powers as are reasonably incidental thereto.  Jaganathan Jayaseelan hereby accepts such appointment as Sellers’ Representative.

(b)

The Buyer may rely upon written instructions from the Sellers’ Representative with respect to the giving of any notices to any Seller as an “Indemnitee” or “Indemnifying Party” hereunder or otherwise in connection with this Agreement.  The Buyer shall not be liable for any acts or omissions of the Sellers’ Representative in connection with the performance by the Sellers’ Representative of his obligations hereunder.  Each Seller hereby irrevocably appoints the Sellers’ Representative as his, her or its agent for purposes of the first sentence of this subsection (b).

12.10

Governing Law; Arbitration.

(a)

This Agreement and the legal relations among the parties shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof that would result in the application of the law of a different jurisdiction).

(b)

Each of the parties hereby agrees that any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof (“Dispute”), shall, on the demand of any party, be finally settled by arbitration administered by the American Arbitration Association (“AAA”) in accordance with its rules for large, complex commercial disputes.  Prior to making a demand for arbitration, the parties agree to attempt in good faith to negotiate a resolution to any Dispute promptly.  In the event that the parties are unable to negotiate a resolution in thirty (30) days after delivery of a notice of Dispute, either party may make a demand for arbitration hereunder.

(c)

The arbitration shall be decided by three (3) arbitrators, all of whom need not be from the AAA’s panel of arbitrators.  Each party shall choose one arbitrator of

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its choice within thirty (30) days of the demand for arbitration.  The third arbitrator, who shall serve as the chairman of the arbitral tribunal, shall be a neutral and independent arbitrator mutually selected by the two party-appointed arbitrators within fifteen (15) days of the selection of the two party-appointed arbitrators.  Notwithstanding the AAA rules, the neutral arbitrator: (i) shall be knowledgeable in the subject matter of the dispute; (ii) shall not be employed by, have an interest in or otherwise be affiliated with any of the parties or their representative counsels; and (iii) need not be selected from AAA’s panel of arbitrators.  If the arbitrators are not selected within the above-stated time periods, the arbitrators shall be selected by AAA in accordance with its rules.

(d)

The parties shall be afforded the discovery rights as established under the applicable AAA rules or as provided for by the arbitrators.

(e)

The award rendered in any arbitration commenced hereunder shall constitute an award under the Federal Arbitration Act, Title 9 US Code and the 1958 New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards, shall be final and binding upon the parties and judgment thereon may be entered in any court of competent jurisdiction.  The arbitral tribunal may order any remedy permitted by Law and this Agreement, including damages and specific performance of this Agreement or any portion thereof.  The fees and expenses of the arbitrators, administrative costs of the arbitration and fees and expenses of the prevailing party shall be paid by the non-prevailing party.  For purposes hereof, the prevailing party shall be, as applicable, the party for whom the judgment was rendered or the party whose demand in the dispute most closely approximated the arbitration judgment, as determined by the arbitrators.

(f)

The language of the arbitration shall be English.  The place of arbitration shall be New York, New York, United States.

(g)

By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and/or the enforcement of any award.  Without prejudice to such provisional remedies as may be available under the jurisdiction of a national court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitral tribunal’s orders to that effect.  Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the federal and New York State courts located in Manhattan (NYC) for the purpose of an order to compel arbitration, for provisional relief in aid of arbitration or to maintain the status quo or prevent irreparable harm prior to the appointment of the arbitral tribunal, and to the non-exclusive jurisdiction of such courts for the enforcement of any award issued hereunder.  With respect to any action, suit or other proceeding for which it has submitted to jurisdiction pursuant to this Section 12.10, each party irrevocably consents to service of process in the manner provided for the giving of notices pursuant to Section 12.2 of this Agreement.  Nothing in this Section 12.10 shall affect the right of any party to serve process in any other manner permitted by applicable law.

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12.11

Appointment for Service of Process

The Company (before the Closing) and each of the Sellers irrevocably appoint Muthusamy Shanmugam, 9 Revere Road, Monmouth Junction, New Jersey 08852  to be his, her or its agent for the service of process.  The Company and each of the Sellers agree that any legal process may be effectively served on it in connection with legal proceedings by service on such agent.

(b)

If the agent at any time ceases for any reason to act as such for the Company or any of the Sellers, the Company (if before Closing) and such Seller, as applicable, shall appoint a replacement agent having an address for service of process in New York or New Jersey and shall notify the other parties of the name and address of the replacement agent.  The provisions of this clause applying to service on an agent apply equally to service on a replacement agent.  A copy of any document served on an agent shall be copied to all parties to this Agreement.  Failure or delay in so doing shall not prejudice the effectiveness of service of the legal process.

[signatures appear on the following pages]

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IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement the day and year first above written.

Par Pharmaceutical, Inc.

By:/s/ Paul Campanelli

Name: Paul Campanelli

Title:   President, Par Pharmaceutical

Edict Pharmaceuticals Private Limited

By:/s/ Muthusamy Shanmugam

Name: Muthusamy Shanmugam

Title:    CEO

Clan Laboratories Pvt. Ltd.

By:/s/ Jaganathan Jayaseelan

Name: Jaganthan Jayaseelan

Title:   Director

/s/ Muthusamy Shanmugam

Muthusamy Shanmugam

/s/ Jaganathan Jayaseelan

Jaganathan Jayaseelan

Signature Page to Share Purchase Agreement

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/s/ Seema Suresh

Seema Suresh

Thertha Investment & Portfolio Services Private Limited

By:/s/ Suresh Bhojraj

Name: Suresh Bhojraj

Title:   Director

Jaganathan Jayaseelan, as Sellers’ Representative

By: /s/ Jaganathan Jayaseelan

Name: Jaganthan Jayaseelan

Title:   Director

Signature Page to Share Purchase Agreement

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Annex A

Definitions

The following terms have the respective meanings set forth below:

“Act” means the (Indian) Companies Act, 1956.

“Affiliate” means, with respect to any Person, any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

“Ancillary Agreements” means the Consulting Agreement, Employment Agreement and the Seller Releases and any other agreement executed pursuant to or in connection with this Agreement.

“ANDA” means an abbreviated new drug application filed with the FDA pursuant to 21 U.S.C. § 355(j) and 21 C.F.R. § 314.3.

“Associate” means, when used to indicate a relationship with any Person, (a) a corporation or organization (other than the Company) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Company or any of its parents or subsidiaries.

“Benefit Plan” means each funded or unfunded, written or oral, employee benefit plan, contract, agreement, incentive, salary, wage, retention or other compensation plan or arrangement, including each pension and profit sharing plan, savings plan, bonus, deferred compensation, incentive compensation, stock purchase, supplemental retirement, severance, change of control or termination payment, stock option, hospitalization, medical, life insurance, dental, disability, salary continuation, vacation, supplemental unemployment benefit, union contract, employment contract, consulting agreement, retiree health or life benefit, and each other employee benefit program, plan, policy or arrangement, maintained, contributed to, or required to be contributed to by the Company for the benefit of employees or former employees and their dependents and beneficiaries, officers, directors, agents or consultants of the Company or for or as to which the Company may be responsible or have any Liability, whether or not legally binding and whether or not terminated.

“cGMPs” means those practices in the manufacture of pharmaceutical products that are recognized as the current good manufacturing practices by the FDA in accordance with FDA regulations, guidelines, other administrative interpretations, and rulings in connection therewith, including those regulations cited in 21 C.F.R. parts 210 and 211, all as they may be amended and in effect from time to time.

“Company Creditors” means the lender or creditor with respect to any Company Indebtedness.

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“Company Indebtedness” means the Indebtedness of the Company, including (a) amounts owing under that certain (i) Sanction Letter Agreement between State Bank of India and the Company, dated January 25, 2010, (ii) Memorandum of Agreement, between the Company and State Bank of India, dated February 4, 2010, and (iii) amounts owing to Clan Laboratories, J. Jayaseelan, M. Shanmugam, their respective family members and Affiliates, (b) share application money with respect to which shares have not been issued by the Company, (c) any obligations of the Company to redeem the Company Preference Shares or Company Common Shares, and (d) dividends due to the Preference Shareholders with respect to the Company Preference Shares, in each case along with related interest due (whether or not accrued,) fees, premiums and prepayment penalties, if any.

“Company Intellectual Property” means all intangible property owned or used by the Company in the conduct of the Business (other than “off-the-shelf” or standard software products) and includes all embodiments and stored/recorded copies of such property (e.g., software and information on electronic media). Company Intellectual Property includes any and all rights, anywhere in the world, with respect to (a) inventions, discoveries, formulations, syntheses, manufacturing processes, or improvements, including patents, patent applications, utility models and certificates of invention thereon; (b) trade secrets, Confidential Information, know-how, and technical and engineering drawings and information; (c) indicators of source or origin, including trademarks, service marks, trade dress, designs, logos, and slogans; (d) works of authorship or expression, including copyrights and moral rights; (e) data, databases, data models, and schema; (f) industrial designs and design patents; (g) computer code, including source code and object code; and (h) any other similar intellectual property, all whether or not registered or registrable.

“Company Intellectual Property Registrations” means all grants and acknowledgements by a Governmental Authority and all recordals and registrations with a Governmental Authority of intangible property rights that are included in or that comprise the Company Intellectual Property, along with all applications for any such grants, recordals, and registrations; for the avoidance of doubt, these include patents, trademark registrations, copyright registrations, and the applications for them.

“Company Organizational Documents” means the Company’s Certificate of Incorporation, Memorandum of Association and Articles of Association, as amended.

“Confidential Information” means any and all secret, confidential or proprietary information or data (oral or written) relating to the Company, the Business and/or the Buyer and its Affiliates or any of their operations or activities, including the terms of this Agreement, information relating to existing or proposed research and development efforts, patent applications, trade secrets, plans, promotion and pricing techniques, procurement and sales activities and procedures, business methods and strategies (including acquisition strategies), software, software codes, advertising, sales, marketing and other materials, customers and supplier lists, data processing reports, customer sales analyses, invoice, price lists or information, and information pertaining to any lawsuits or governmental investigation, except such information that is in the public domain (such information not being deemed to be in the public

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domain merely because it is embraced by more general information that is in the public domain) other than as a result of a breach of any of the provisions hereof.

“Consent” means, with respect to the Company or a Seller, as the context requires, any approval, consent, waiver, exemption, order, authorization or other action by, or notice to or filing with, any Governmental Authority or any Person, and any lapse of a waiting period that is required to be obtained by the Company or such Seller (so as not to cause any of the results as set forth in Section 3.3(a) through (e) or Section 4.2(a) and (b)) in connection with (or in order to permit) the execution, delivery or performance by the Company or such Seller of this Agreement or any of the Ancillary Agreements to which the Company or such Seller is a party or the consummation of the transactions contemplated hereby or thereby by the Company or such Seller.

“Consulting Agreement” means the Consulting Agreement between the Company and J. Jayaseelan, executed as of the date hereof, substantially in the form attached as Exhibit A.

“EIA Notification” means the environment impact assessment notification dated September 14, 2006, issued by the Ministry of Environments and Forests (MoEF), in exercise of powers under section 3(2)(v) and 3(1) of the Environment Protection Act, 1986, read with Rule 5(3)(d) of Environment Protection Rules, 1986.

“Employment Agreement” means the Employment Agreement between the Buyer and M. Shanmugam, executed as of the date hereof, substantially in the form attached as Exhibit B.

“Environmental Law” means all Laws (including common law) and Permits relating to the environment, natural resources, property transfer, safety, or health of humans or other living organisms, including the manufacture, distribution in commerce, and use of, or discharge to the environment of, Hazardous Substances.

“Equipment” means machinery, equipment and other fixed assets of the Company used or useful in connection with the operation of the Business.

“Facility” means the real property located at No. 41, Pudupakkam Village, Chengpalet Taluk, Kancheepuram District, Patta No. 1426, together with all buildings and material fixtures and improvements erected thereon.

“FDA” means the U.S. Food and Drug Administration, or any successor Governmental Authority.

“FDCA” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. Section 301 et seq.

“Final Payoff Amount” means the amount necessary to fully and finally extinguish the Company Indebtedness in accordance with the Payoff Letters and consisting of all outstanding principal, accrued interest, fees and penalties thereon.

“GAAP” means generally accepted accounting principles and practices in India.

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“Governmental Authority” means any national, provincial, state, foreign or local government or any court, tribunal, administrative agency or commission or other governmental enforcement or other regulatory authority, body or agency, including any self-regulatory organization.

“Guaranty” means that certain Guaranty, dated December 8, 2009, executed by the Company in favor of in favor of the State Bank of India with respect to loans to Delvin Formulations Pvt. Ltd. and any additional, supplement or supplemental guaranty.

“Hazardous Substances” means any pollutant, chemical, contaminant, hazardous or toxic substances or wastes, pollutants, contaminants, or any constituent thereof, that is regulated, limited or prohibited in any manner pursuant to Environmental Law, including petroleum products, petroleum by-products, asbestos, special waste, radioactive material or waste, and polychlorinated biphenyls and medical waste.

“Indebtedness” of any Person means, without duplication, (i) the principal of and accrued interest, fees and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all obligations of such Person under leases required to be capitalized in accordance with GAAP; (iii) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (iv) all derivative contracts (including foreign exchange facilities, options and swap contracts); (v) obligations of such Person to redeem any portion of its outstanding share capital, (vi) dividends due to the shareholders of such Person with respect to the share capital of such Person, and (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (viii) all obligations of the type referred to in clauses (i) through (vii) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

“Knowledge of the Company and the Major Sellers” means facts or other information actually known by any Major Seller or Sampath Kumar or facts of which a prudent individual in a senior manager position with the Company could be expected to discover in the course of conducting a reasonably comprehensive investigation of the relevant subject matter.

“Law” means all national, provincial, state, local and foreign laws, statutes, ordinances, rules or regulations, administrative policies or guidance documents, orders, injunctions, decrees and administrative rulings promulgated by any court or Governmental Authority.

“Liabilities” means any debts, liabilities, commitments or obligations, whether absolute or contingent, asserted or unasserted, known or unknown, liquidated or unliquidated, due or to become due, fixed or unfixed.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of

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a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, (c) the interest of a licensee under a lease agreement and (d) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Material Adverse Effect” means (a) any effect, occurrence, development or change that has had or could reasonably be expected to have a materially adverse effect on the business, assets, liabilities, operations or financial condition or results of operation, of the Company, taken as a whole or the ability of the Company or the Sellers to consummate the transactions contemplated hereby on a timely basis, other than in each instance any change, event or circumstance arising out of: (i) general economic, legal, regulatory or political conditions in the United States of America or India; (ii) conditions generally affecting the industries in which the Company operates (provided, that the impact on the Company is not materially disproportionate to the impact on other similarly situated entities); (iii) the announcement or pendency of the this transaction or the entry into this Agreement or any agreement contemplated hereunder and the consummation of the transactions contemplated hereby including, but not limited to, the impact thereof on or with respect to its relationship, contractual or otherwise, with the Company’s clients, affiliates, licensors, independent contractors, employees, agents or representatives; (iv) the Company’s performance of its obligations under this Agreement and compliance with the covenants set forth herein; (v) any change in the securities markets generally; or (vi) the commencement or escalation of a war or armed hostilities or the occurrence of acts of terrorism or sabotage (provided, that the impact on the Company is not materially disproportionate to the impact on other similarly situated entities, or (b) any action by a Governmental Authority that has a material adverse effect on the Company’s ability to operate the Facility or conduct the Business as currently conducted by the Company.

“Ordinary Course of Business” means any action taken by a Person that is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary and usual course of the normal, day-to-day operations of such Person.

“Permitted Liens” means(a) Liens for Taxes assessments and charges of Governmental Authorities that are not yet due and payable (or being contested in good faith; provided, that adequate reserves have been posted or set aside therefor); (b) mechanics’, carriers’, workers’ and other similar Liens arising or incurred in the Ordinary Course of Business, in each case that individually or in the aggregate with other such title defects and imperfections, does not materially impair the value of the property subject to such Liens or other such title defect or the use of such property in the conduct of the Business and (c) landlord’s liens.

“Person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

“Products” means all products subject to the FDCA or to any similar Law and to the jurisdiction of the FDA, U.S. Drug Enforcement Administration or any similar state, local or

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foreign public health agency, board of health or other Governmental Authority that are or have been manufactured, developed, researched, tested, labeled, packaged, distributed, marketed, shipped or sold by the Company, including products that are in development or in inventory.

“Seller Releases” means the releases from each of the Sellers to the Company and the Buyer, substantially in the form attached as Exhibit C, releasing the Company from any and all debts, obligations, claims or liabilities of any kind or nature, known or unknown.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (a) if a corporation, a majority of the total voting power of shares of share capital entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more subsidiaries of that Person or a combination thereof (for purposes of this clause (b), a Person or Persons own a majority ownership interest in such a business entity if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be or control any managing director or general partner of such business entity).

“Supply Agreement” means that certain Product Supply and Development Agreement, between the Buyer and the Company, dated December 22, 2010.

“Tax” or “Taxes” means any income taxes, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, service, customs, duties, share capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax, of any kind, whatsoever, imposed by any Governmental Authority, which includes any interest, penalty or addition thereto, whether disputed or not, and including any obligations to indemnify or otherwise assume or succeed to the Tax Liability of any other Person.

“Tax Act” means the Indian Income Tax Act, 1961.

 “Tax Returns” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

  Other Terms.  The following terms are defined in the body of this Agreement in the Sections indicated.

Term	Section
AAA	Section 12.10(b)
Agreement	Preamble
Approved Capex Loan Amount	Section 2.3(c)
Approved Opex Loan Amount	Section 2.3(b)
Basket	Section 10.5
Board of Directors	Section 2.6(d)
Business	Recitals
Buyer	Preamble
Buyer Indemnified Persons	Section 10.2(a)
Capex Loans	Section 2.3
Claims Limitation	Section 10.5
Clan Laboratories	Preamble
Closing	Section 2.6(a)
Closing Consideration	Section 2.2(b)
Closing Date	Section 2.6(a)
Company	Preamble
Company Common Shares	Recitals
Company Debtor	Section 3.6(e)
Company Financial Statements	Section 3.6.
Company Preference Shares	Recitals
Company Stock	Recitals
Contracts	Section 3.8(a)
Direct Claim	Section 10.4(c)
Disclosure Schedules	Section 1.3
Dispute	Section 12.10(b)
Filed ANDA	Section 3.18(a)
Indemnifying Party	Section 10.4
Indemnitee	Section 10.4
Interim Balance Sheet	Section 3.6
J. Jayaseelan	Preamble
Losses	Section 7.1
M. Shanmugam	Preamble
Major Sellers	Preamble
Material Contracts	Section 3.8(a)(xv)
Opex Loans	Section 2.3
Payoff Letters	Section 6.14
Permits	Section 3.14
Pre-Closing Tax Period	Section 7.1
Preference Shareholders	Recitals
Purchase Price	Section 2.2(a)
Requested ANDA	Section 2.2(c)(iii)
Restricted Period	Section 11.1
S. Suresh	Preamble
Seller Indemnified Persons	Section 10.3
Seller Transaction Expenses	Section 12.5
Sellers	Preamble
A-7 Sellers’ Representative	Section 12.9(a)
Solicitation	Section 11.2
Straddle Period	Section 7.2
Third Party Claim	Section 10.4(a)
TIPS	Preamble